                                                                       EXHIBIT 2
                      SAXON ASSET SECURITIES TRUST 1999-2

                    MORTGAGE LOAN ASSET BACKED CERTIFICATES



                                 SERIES 1999-2



                                TRUST AGREEMENT



                            dated as of May 1, 1999



                                     among



                        SAXON ASSET SECURITIES COMPANY,

                                 as Depositor



                             SAXON MORTGAGE, INC.,

                              as Master Servicer



                                      and



                  CHASE BANK OF TEXAS, NATIONAL ASSOCIATION,

                                  as Trustee


                               TABLE OF CONTENTS


ARTICLE I DEFINITIONS.............................................................................................  1


   Section 1.01.  Standard Terms; Section References..............................................................  1


   Section 1.02.  Defined Terms...................................................................................  3


ARTICLE II FORMATION OF TRUST; CONVEYANCE OF MORTGAGE LOANS......................................................  21


   Section 2.01.Conveyance of Mortgage Loans.....................................................................  21


ARTICLE III REMITTING TO CERTIFICATEHOLDERS......................................................................  22


   Section 3.01.  Subaccount Distributions.......................................................................  22


   Section 3.02.Certificate Distributions........................................................................  23


   Section 3.03.  Reports to the Depositor:......................................................................  27


   Section 3.04.  Reports by Master Servicer.....................................................................  28


ARTICLE IV THE CERTIFICATES......................................................................................  29


   Section 4.01.  The Certificates...............................................................................  29


   Section 4.02.  Denominations..................................................................................  30


ARTICLE V MISCELLANEOUS PROVISIONS...............................................................................  30


   Section 5.01.  Request for Opinions...........................................................................  30


   Section 5.02.  Form of Certificates; Schedules and Exhibits; Governing Law....................................  31


   Section 5.03.  REMIC Administration...........................................................................  31


   Section 5.04.  Optional Termination...........................................................................  31


   Section 5.05.  Master Servicer; Certificate Registrar and Paying Agent........................................  32

Schedule I:    The Mortgage Loans:           A.     Group I Mortgage Loans
                                             B.     Group II Mortgage Loans
Schedule II:   Sales Agreement and Servicing Agreement
Schedule III:  Mortgage Loans for which first payment to the Trust will be after November 1, 1998
Exhibit AF:    1:      Form of Class AF-1 Certificate
               2:      Form of Class AF-2 Certificate
               3:      Form of Class AF-3 Certificate
               4:      Form of Class AF-4 Certificate
               5:      Form of Class AF-5 Certificate
               6:      Form of Class AF-6 Certificate

Exhibit MF:    1:      Form of Class MF-1 Certificate
               2:      Form of Class MF-2 Certificate
Exhibit BF:    1:      Form of Class BF-1 Certificate
               2:      Form of Class BF-1A Certificate
Exhibit AV     1:      Form of Class AV-1 Certificate
Exhibit MV:    1:      Form of Class MV-1 Certificate
               2:      Form of Class MV-2 Certificate
Exhibit BV:    1:      Form of Class BV-1 Certificate
               2:      Form of Class BV-1A Certificate
Exhibit C:             Form of Class C Certificate
Exhibit R:             Form of Class R Certificate
Exhibit I:             Reportable Exceptions

                                TRUST AGREEMENT

         THIS TRUST AGREEMENT dated as of May 1, 1999 (this "Agreement"), among SAXON ASSET SECURITIES COMPANY, a Virginia corporation (the "Depositor"), SAXON MORTGAGE, INC., a Virginia corporation, as Master Servicer (the "Master Servicer"), and CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, a national banking association, as Trustee, under this Agreement and the Standard Terms to Trust Agreement (July 1998 Edition) (the "Standard Terms"), all the provisions of which, unless otherwise specified herein, are incorporated herein and shall be a part of this Agreement as if set forth herein in full (this Agreement with the Standard Terms so incorporated, the "Trust Agreement").


                             PRELIMINARY STATEMENT

         The Board of Directors of the Depositor has duly authorized the formation of a trust (the "Trust") to issue a series of asset backed certificates with an aggregate initial Certificate Principal Balance of $474,049,600 to be known as the Saxon Asset Securities Trust 1999-2, Mortgage Loan Asset Backed Certificates, Series 1999-2 (the "Certificates"). The Certificates in the aggregate evidence the entire beneficial ownership in the Trust. The Certificates consist of the following: the Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class MF-1, Class MF-2, Class BF-1, Class BF-1A, Class AV-1, Class MV-1, Class MV-2, Class BV-1, Class BV-1A, Class C and Class R Certificates.

         In accordance with Section 10.01 of the Standard Terms, the Trustee will make elections to treat certain assets of the Trust as real estate mortgage investment conduits for federal income tax purposes.

         NOW, THEREFORE, in consideration of the mutual promises, covenants, representations and warranties hereinafter set forth, the Depositor, the Master Servicer and the Trustee agree as follows:


                                   ARTICLE I
                                  DEFINITIONS

         SECTION 1.01.  STANDARD TERMS; SECTION REFERENCES.


         (a) The Standard Terms prescribe the duties, responsibilities and obligations of the Depositor, the Master Servicer and the Trustee with respect to the Certificates. The Depositor, the Master Servicer, and the Trustee agree to observe and perform such duties, responsibilities and obligations to the extent they are not inconsistent with the provisions of this Agreement and acknowledge that, except to the extent inconsistent with the provisions of this Agreement, the Standard Terms as of the Closing Date, as modified by Sections
1.01 and 1.02 hereof, are and shall be a part of this Agreement to the same extent as if set forth herein in full.

         (b) Unless otherwise specified herein, all references in this Agreement to sections shall mean sections contained in this Agreement.

         (c) Upon the occurrence of a Group I or Group II Trigger Event, the Trustee shall advise the Certificateholders of that fact and, if requested to do so by the holders of Certificates representing a majority of the Voting Rights, the Trustee shall terminate Meritech as the Servicer.

         (d) The definition of "Guide" in the Standard Terms is amended to read as follows:

                 "Unless otherwise provided in the Trust Agreement, the SMI Underwriting Manual and Shipping Manual, as supplemented and amended from time to time through the Closing Date."

         (e) The definition of "Trustee Mortgage Loan File" in the Standard Terms is amended to:

                 (i) add the following immediately after the words "original Mortgage Note" in subparagraph (a):

                       "or lost note affidavits in lieu thereof, provided the total original principal balances of such Mortgage Loans evidenced by such affidavits do not exceed in the aggregate 5% of the total original principal balances of the Mortgage Loans on the Mortgage Loan Schedule;

                 (ii) add the following immediately after the words "buydown agreement" in subparagraph (a) and immediately after the words "or riders thereto" in subparagraph (b):

                       "in each case as has been identified on the Mortgage Loan Schedule"

                 (iii) add the following immediately after the words
                       "endorsements from the originator" in subparagraph (a) and immediately after the words "related Services, Trustee or Custodian, as applicable," in subparagraph
                       (c):

                       "(provided, however, that SMI may direct such originator to endorse the Mortgage Note directly to the Custodian pursuant to the Guide)" and

                 (iv) add the following immediately after the words "assignment of the Security Instrument" in subparagraph (c) and (d):

                       ",regardless of the date of such assignment or the date of the acknowledgment thereon,"

         (f) Section 2.02(b)(iv) of the Standard Terms is amended to read as follows:

                 "(iv) such documents have been reviewed by it, or by a
                       Custodian on its behalf, relate to such Mortgage Loan and are not torn or mutilated; and"

         (g) Section 2.02 of the Standard Terms is amended by adding a new paragraph (g) at the end to read as follows:

                 "(g) During the Custodian's review, the Custodian will report the exceptions set forth on Exhibit I hereto and shall be under no duty or obligation to report any other exceptions to a Mortgage File. Exhibit I may be replaced from time to time with the consent of the Depositor, the Trustee and the Master Servicer."

         (h) Section 2.02(b)(v)(D) of the Standard Terms is amended to add the following immediately after the words "Instrument from the Seller":

                 ", or from the originator of the related Mortgage Loan to the Custodian as the case may be,"

         (i) Section 3.06 of the Standard Terms is amended by adding a new paragraph at the end to read as follows:

                 "The Master Servicer or Servicer may provide an electronic transmission for release of documents in a form, which complies in all respects to the requirements of FNMA or GNMA or in a form mutually acceptable to the Custodian and either the Master Servicer or Servicer, and is agreed to in advance of initial transmission by both the Master Servicer or Servicer, as applicable, and the Custodian, containing information readable without intervention by the Custodian's data processing operations computer hardware and software staff, and arranged in a record layout to be specified by the Custodian. The Master Servicer and Servicer agree to maintain and control access to electronic signature information and assume liability for any unauthorized use thereof. The Master Servicer and Servicer also agree to maintain accurate records of electronic transactions related to the Mortgage Files. For purposes of this Agreement the term "electronic signature" is defined as an "electronic identifier intended by the person using it to have the same force and effect as the use of a manual signature."

     SECTION 1.02.  DEFINED TERMS.
     Capitalized terms used but not defined in this Agreement shall have the respective meanings assigned to them in Section 1.01 of the Standard Terms. In addition, the following provisions shall govern the defined terms set forth below for the Trust Agreement. If a term defined in the Standard Terms is also defined herein, the definition herein shall control.

     "ACCRUAL PERIOD": With respect to the Group I Certificates (other than the Class AF-1 Certificates) and the Class BV-1A Certificates and any Distribution Date, the calendar month immediately preceding such Distribution Date; a "calendar month" shall be deemed to be 30 days. With respect to the Class AF-I Certificates and the Group II Certificates (other than the Class BV-1A Certificates) and any Distribution Date, the period commencing on the immediately preceding Distribution Date (or in the case of the first Distribution Date, the Closing Date) and ending on the day immediately preceding the current Distribution Date. All calculations of interest on the Group I Certificates (other than the Class AF-1 Certificates) and the Class BV-1A Certificates will be made on the basis of a 360-day year assumed to consist of twelve 30-day months and all calculations of interest on the Class AF-I Certificates and the Group II Certificates (other than the Class BV-1A Certificates) will be made on the basis of the actual number of days elapsed in the related Accrual Period and in a year of 360 days.

     "BOOK-ENTRY CERTIFICATES": The Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class MF-1, Class MF-2, Class BF-1, Class BF-1A, Class AV-1, Class MV-1, Class MV-2, Class BV-1 and Class BV-1A Certificates except to the extent provided in Section 5.03 of the Standard Terms.

     "CERTIFICATE": Any of the Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class MF-1, Class MF-2, Class BF-1, Class BF-1A, Class AV-1, Class MV-1, Class MV-2, Class BV-1, Class BV-1A, Class C and Class R Certificates.

     "CERTIFICATE REGISTRAR": Chase Bank of Texas, National Association, a national banking association, and its successors and assigns in such capacity.

     "CLASS": Any of Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class MF-1, Class MF-2, Class BF-1, Class BF-1A, Class AV-1, Class MV-1, Class MV-2, Class BV-1, Class BV-1A, Class C and Class R.

     "CERTIFICATE DEFINITIONS":

          "GROUP I CERTIFICATES":

   "CLASS AF-1 CERTIFICATE":  Any             "CLASS AF-2 CERTIFICATE":  Any               "CLASS AF-3 CERTIFICATE":  Any
Certificate designated as a "Class         Certificate designated as a "Class           Certificate designated as a "Class
AF-1 Certificate" on the face              AF-2 Certificate" on the face                AF-3 Certificate" on the face
thereof, in the form of Exhibit            thereof, in the form of Exhibit              thereof, in the form of Exhibit AF-3
AF-1 hereto, representing the right        AF-2 hereto, representing the right          hereto, representing the right to
to distributions as set forth herein.      to distributions as set forth herein.        distributions as set forth herein.


   "CLASS AF-1 CERTIFICATE PRINCIPAL          "CLASS AF-2 CERTIFICATE PRINCIPAL            "CLASS AF-3 CERTIFICATE PRINCIPAL
BALANCE":  The Certificate Principal       BALANCE":  The Certificate Principal         BALANCE":  The Certificate Principal
Balance of the Class AF-1 Certificates.    Balance of the Class AF-2 Certificates.      Balance of the Class AF-3 Certificates.


   "CLASS AF-1 CURRENT INTEREST": With        "CLASS AF-2 CURRENT INTEREST": With          "CLASS AF-3 CURRENT INTEREST":  With
respect to any Distribution Date, the      respect to any Distribution Date, the        respect to any Distribution Date, the
interest accrued on the Class AF-1         interest accrued on the Class AF-2           interest accrued on the Class AF-3
Certificate Principal Balance              Certificate Principal Balance                Certificate Principal Balance
immediately prior to such Distribution     immediately prior to such Distribution       immediately prior to such Distribution
Date during the related Accrual Period     Date during the related Accrual Period       Date during the related Accrual Period
at the Class AF-1 Pass-Through Rate plus   at the Class AF-2 Pass-Through Rate plus     at the Class AF-3 Pass-Through Rate plus
any amount previously distributed with     any amount previously distributed with       any amount previously distributed with
respect to interest for Class AF-1 that    respect to interest for Class AF-2 that      respect to interest for Class AF-3 that
is recovered during the related Accrual    is recovered during the related Accrual      is recovered during the related Accrual
Period as a voidable preference by a       Period as a voidable preference by a         Period as a voidable preference by a
trustee in bankruptcy pursuant to a        trustee in bankruptcy pursuant to a          trustee in bankruptcy pursuant to a
final non-appealable order.                final non-appealable order.                  final non-appealable order.

   "CLASS AF-1 INTEREST CARRY FORWARD         "CLASS AF-2 INTEREST CARRY FORWARD           "CLASS AF-3 INTEREST CARRY FORWARD
AMOUNT": With respect to each              AMOUNT":  With respect to each               AMOUNT":  With respect to each
Distribution Date, the sum of (i) the      Distribution Date, the sum of (i) the        Distribution Date, the sum of (i) the
excess of (A) Class AF-1 Current           excess of (A) Class AF-2 Current             excess of (A) Class AF-3 Current
Interest with respect to prior             Interest with respect to prior               Interest with respect to prior
Distribution Dates over (B) the            Distribution Dates over (B) the amount       Distribution Dates over (B) the amount
amount actually distributed to Class       actually distributed to Class AF-2           actually distributed to Class AF-3
AF-1 with respect to interest on           with respect to interest on such prior       with respect to interest on such prior
such prior Distribution Dates and (ii)     Distribution Dates and (ii) interest         Distribution Dates and (ii) interest
interest thereon at the Class AF-1         thereon at the Class AF-2                    thereon at the Class AF-3
Pass-Through Rate for the related          Pass-Through Rate for the related            Pass-Through Rate for the related
Accrual Period.                            Accrual Period.                              Accrual Period.


   "CLASS AF-1 PASS-THROUGH RATE":            "CLASS AF-2 PASS-THROUGH RATE":              "CLASS AF-3 PASS-THROUGH RATE":
With respect to any Distribution Date,     With respect to each Distribution Date,      With respect to each Distribution Date,
the lesser of (x) One Month LIBOR plus     5.970% per annum.                            6.105% per annum.
0.090% per annum and (y) the Group I
Available Funds Cap for such
Distribution Date.


   "CLASS AF-4 CERTIFICATE":  Any             "CLASS AF-5 CERTIFICATE":  Any               "CLASS AF-6 CERTIFICATE":  Any
Certificate designated as a "Class         Certificate designated as a "Class           Certificate designated as a "Class
AF-4 Certificate" on the face thereof,     AF-5 Certificate" on the face thereof,       AF-6 Certificate" on the face thereof,
in the form of Exhibit AF-4 hereto,        in the form of Exhibit AF-5 hereto,          in the form of Exhibit AF-6 hereto,
representing the right to distributions    representing the right to distributions      representing the right to distributions
as set forth herein.                       as set forth herein.                         as set forth herein.


   "CLASS AF-4 CERTIFICATE PRINCIPAL          "CLASS AF-5 CERTIFICATE PRINCIPAL            "CLASS AF-6 CERTIFICATE PRINCIPAL
BALANCE": The Certificate Principal        BALANCE": The Certificate Principal          BALANCE": The Certificate Principal
Balance of the Class AF-4 Certificates.    Balance of the Class AF-5 Certificates.      Balance of the Class AF-6 Certificates.


   "CLASS AF-4 CURRENT INTEREST":  With       "CLASS AF-5 CURRENT INTEREST":  With         "CLASS AF-6 CURRENT INTEREST":  With
respect to any Distribution Date, the      respect to any Distribution Date, the        respect to any Distribution Date, the
interest accrued on the Class AF-4         interest accrued on the Class AF-5           interest accrued on the Class AF-6
Certificate Principal Balance immediately  Certificate Principal Balance immediately    Certificate Principal Balance immediately
prior to such Distribution Date during     prior to such Distribution Date during       prior to such Distribution Date during
the related Accrual Period at the Class    the related Accrual Period at the Class      the related Accrual Period at the Class
AF-4 Pass-Through Rate plus any amount     AF-5 Pass-Through Rate plus any amount       AF-6 Pass-Through Rate plus any amount
previously distributed with respect to     previously distributed with respect to       previously distributed with respect to
interest for Class AF-4 that is recovered  interest for Class AF-5 that is recovered    interest for Class AF-6 that is recovered
during the related Accrual Period as a     during the related Accrual Period as a       during the related Accrual Period as a
voidable preference by a trustee in        voidable preference by a trustee in          voidable preference by a trustee in
bankruptcy pursuant to a final             bankruptcy pursuant to a final               bankruptcy pursuant to a final
 non-appealable order.                     non-appealable order.                        non-appealable order.


   "CLASS AF-4 INTEREST CARRY FORWARD         "CLASS AF-5 INTEREST CARRY FORWARD           "CLASS AF-6 INTEREST CARRY FORWARD
AMOUNT": With respect to each              AMOUNT": With respect to each                AMOUNT": With respect to each
Distribution Date, the sum of (i)          Distribution Date, the sum of (i) the        Distribution Date, the sum of (i) the
the excess of (A) Class AF-4 Current       excess of (A) Class AF-5 Current Interest    excess of (A) Class AF-6 Current Interest
Interest with respect to prior             with respect to prior Distribution Dates     with respect to prior Distribution Dates
Distribution Dates over (B) the amount     over (B) the amount actually distributed     over (B) the amount actually distributed
actually distributed to Class AF-4 with    to Class AF-5 with respect to interest on    to Class AF-6 with respect to interest on
respect to interest on such prior          such prior Distribution Dates and (ii)       such prior Distribution Dates and (ii)
Distribution Dates and (ii) interest       interest thereon at the Class AF-5           interest thereon at the Class AF-6
thereon at the Class AF-4 Pass-Through     Pass-Through Rate for the related            Pass-Through Rate for the related
Rate for the related Accrual Period.       Accrual Period.                              Accrual Period.


   "CLASS AF-4 PASS-THROUGH RATE": With       "CLASS AF-5 PASS-THROUGH RATE": With         "CLASS AF-6 PASS-THROUGH RATE": With
respect to each Distribution Date,         respect to each Distribution Date, the       respect to each Distribution Date, the
6.445% per annum.                          lesser of (i) 6.815% per annum plus,         lesser of (i) 6.415% per annum and (ii)
                                           after the Initial Optional Termination       the Group I Net Rate for such date.
                                           Date, 0.50% and (ii) the Group I Net
                                           Rate for such date.


   "CLASS AF-6 PRINCIPAL DISTRIBUTION AMOUNT": With respect to any Distribution Date, the product of (i) a fraction the numerator of which is the

Class AF-6 Certificate Principal Balance and the denominator of which is the Group I Class A Certificate Principal Balance, in each case immediately prior to such Distribution Date, (ii) the Group I Class A Principal Distribution Amount for such Distribution Date and (iii) the applicable percentage for such Distribution Date set forth below:

       Distribution Date                   Percentage
       -----------------                   ----------
      June 1999 -May 2002                        0%
      June 2002 -May 2004                       45%
      June 2004 -May 2005                       80%
      June 2005 -May 2006                      100%
      June 2006 and thereafter                 300%

   "CLASS MF-1 APPLIED REALIZED LOSS          "CLASS MF-2 APPLIED REALIZED LOSS            "CLASS BF-1 APPLIED REALIZED LOSS
AMOUNT": As to any Distribution Date,      AMOUNT":  As to any Distribution Date,       AMOUNT":  As to any Distribution Date,
the sum of the Realized Losses with        the sum of the Realized Losses with          the sum of the Realized Losses with
respect to Group I which have been         respect to Group I which have been           respect to Group I which have been
applied in reduction of the Certificate    applied in reduction of the Certificate      applied in reduction of the Certificate
Principal Balance of the Class MF-1        Principal Balance of the Class MF-2          Principal Balance of the Class BF-1
Certificates pursuant to Section           Certificates pursuant to Section             Certificates pursuant to Section
3.02(h) hereof.                            3.02(h) hereof.                              3.02(h) hereof.

   "CLASS MF-1 CERTIFICATE":  Any             "CLASS MF-2 CERTIFICATE":  Any               "CLASS BF-1 CERTIFICATE":  Any
Certificate designated as a "Class         Certificate designated as a "Class           Certificate designated as a "Class
MF-1 Certificate" on the face thereof,     MF-2 Certificate" on the face thereof,       BF-1 Certificate" on the face thereof,
in the form of Exhibit MF-1 hereto,        in the form of Exhibit MF-2 hereto,          in the form of Exhibit BF-1 hereto,
representing the right to distributions    representing the right to distributions      representing the right to distributions
as set forth herein.                       as set forth herein.                         as set forth herein.

   "CLASS MF-1 CERTIFICATE PRINCIPAL          "CLASS MF-2 CERTIFICATE PRINCIPAL            "CLASS BF-1 CERTIFICATE PRINCIPAL
BALANCE": The Certificate Principal        BALANCE": The Certificate Principal          BALANCE": The Certificate Principal Balance
Balance of the Class MF-1 Certificates     Balance of the Class MF-2 Certificates       of the Class BF-1 Certificates less any
less any Class MF-1 Unpaid Realized        less any Class MF-2 Unpaid Realized          Class BF-1 Unpaid Realized Loss Amount.
Loss Amount.                               Loss Amount.

   "CLASS MF-1 CURRENT INTEREST":  With       "CLASS MF-2 CURRENT INTEREST":  With         "CLASS BF-1 CURRENT INTEREST":  With
respect to any Distribution Date, the      respect to  any Distribution Date, the       respect to any Distribution Date, the
interest accrued on the Class MF-1         interest accrued on the Class MF-2           interest accrued on the Class BF-1
Certificate Principal Balance immediately  Certificate Principal Balance immediately    Certificate Principal Balance immediately
prior to such Distribution Date during     prior to such Distribution Date during the   prior to such Distribution Date during
the related Accrual Period at the Class    related Accrual Period at the Class MF-2     the related Accrual Period at the Class
MF-1 Pass-Through Rate plus any amount     Pass-Through Rate plus any amount            BF-1 Pass-Through Rate plus any amount
previously distributed with respect to     previously distributed with respect to       previously distributed with respect
interest for Class MF-1 that is recovered  interest for Class MF-2 that is recovered    to interestfor Class BF-1 that is recovered
during the related Accrual Period as a     during the related Accrual Period as a       during the related Accrual Period as a
voidable preference by a trustee in        voidable preference by a trustee in          voidable preference by a trustee in
bankruptcy pursuant to a final             bankruptcy pursuant to a final               bankruptcy pursuant to a final
non-appealable order.                       non-appealable order.                       non-appealable order.

 "CLASS MF-1 INTEREST CARRY FORWARD AMOUNT":     "CLASS MF-2 INTEREST CARRY FORWARD        "CLASS BF-1 INTEREST CARRY
With respect to each Distribution Date,      AMOUNT": With respect to each              FORWARD AMOUNT": With respect to
the sum of (i) the excess of (A) Class MF-1  Distribution Date, the sum of              each Distribution Date, the sum of
Current Interest with respect to prior       (i) the excess of (A) Class MF-2           (i) the excess of (A) Class BF-1
Distribution Dates over (B) the amount       Current Interest with respect to prior     Current Interest with respect to
actually distributed to Class MF-1 with      Distribution Dates over (B) the amount     prior Distribution Dates over (B)
respect to interest on such prior            actually distributed to Class MF-2 with    the amount actually distributed to
Distribution Dates and (ii) interest         respect to interest on such prior          Class BF-1 with respect to interest
thereon at the Class MF-1 Pass-Through       Distribution Dates and (ii) interest       on such prior Distribution Dates and
Rate for the related Accrual Period.         thereon at the Class MF-2 Pass-Through     (ii) interest thereon at the Class
                                             Rate for the related Accrual Period.       BF-1 Pass-Through Rate for the
                                                                                        related Accrual Period.

  "CLASS MF-1 PASS-THROUGH RATE": With respect   "CLASS MF-2 PASS-THROUGH RATE": With respect to   "CLASS BF-1 PASS-THROUGH RATE":
to each Distribution Date, the lesser of (i)   each Distribution Date, the lesser of (i)         With respect to each Distribution
6.780% per annum and (ii) the Group I Net      7.175% per annum and (ii) the Group I Net Rate    Date, the lesser of (i) 8.410% per
Rate on such date.                             on such date.                                     annum and (ii) the Group I Net
                                                                                                 Rate on such date.

 "CLASS MF-1 UNPAID REALIZED LOSS AMOUNT":  As   "CLASS MF-2 UNPAID REALIZED LOSS AMOUNT":  As     "CLASS BF-1 UNPAID REALIZED LOSS
to any Distribution Date, the excess of (i)    to any Distribution Date, the excess of (i) the   AMOUNT":  As to any Distribution
the Class MF-1 Applied Realized Loss Amount    Class MF-2 Applied Realized Loss Amount over      Date, the excess of (i) the Class
over (ii) the sum of all increases in the      (ii) the sum of all increases in the Class MF-2   BF-1 Applied Realized Loss Amount
Class MF-1 Certificate Principal Balance on    Certificate Principal Balance on all previous     over (ii) the sum of all increases
all previous Distribution Dates pursuant to    Distribution Dates pursuant to Section 3.02(j)    in the Class BF-1 Certificate
Section 3.02(j) hereof.                        hereof.                                           Principal Balance on all previous
                                                                                                 Distribution Dates pursuant to
                                                                                                 Section 3.02(j) hereof.

 "CLASS BF-1A APPLIED REALIZED LOSS
AMOUNT": As to any Distribution Date, the sum of the Realized Losses with respect to Group I which have been applied in reduction of the Certificate Principal Balance of the Class
BF-1A Certificates pursuant to Section
3.02(h) hereof.

 "CLASS BF-1A CERTIFICATE":  Any
Certificate designated as a "Class BF-1A
Certificate" on the face thereof, in the form of Exhibit BF-1A hereto, representing the right to distributions as set forth herein.

 "CLASS BF-1A CERTIFICATE PRINCIPAL BALANCE":
The Certificate Principal Balance of the
Class BF-1A Certificates less any Class
BF-1A Unpaid Realized Loss Amount.

 "CLASS BF-1A CURRENT INTEREST":  With
respect to any Distribution Date, the
interest accrued on the Class BF-1A Certificate
Principal Balance immediately prior to such Distribution Date during the related Accrual
Period at the Class BF-1A Pass-Through Rate plus any amount previously distributed with respect to interest for Class BF-1A that is recovered during the related Accrual Period as a voidable preference by a trustee in bankruptcy pursuant to a final non-appealable order.

 "CLASS BF-1A INTEREST CARRY FORWARD AMOUNT":
With respect to each Distribution Date, the sum of (i) the excess of (A) Class BF-1A
Current Interest with respect to prior
Distribution Dates over (B) the amount
actually distributed to Class BF-1A with respect to interest on such prior
Distribution Dates and (ii) interest
thereon at the Class BF-1A Pass-Through
Rate for the related Accrual Period.

 "CLASS BF-1A PASS-THROUGH RATE": With
respect to each Distribution Date, the
lesser of (i) 7.925% per annum and (ii)
the Group I Net

Rate on such date.

 "CLASS BF-1A UNPAID REALIZED LOSS AMOUNT":
As to ny Distribution Date, the excess of (i) the Class BF-1A Applied Realized Loss Amonut over (ii) the sum of all increses Balance on all previous Distribution Dates pursuant to
Section 3.0(j) hereof.



  "GROUP II CERTIFICATES":

                                                                         "CLASS MV-1 APPLIED REALIZED LOSS AMOUNT":  As to any
                                                                        Distribution Date, the sum of the Realized Losses with
                                                                        respect to Group II which have been applied in reduction
                                                                        of the Certificate Principal Balance of the Class MV-1
                                                                        Certificates pursuant to Section 3.02(i) hereof.

 "CLASS AV-1 CERTIFICATE":  Any Certificate designated as a "Class       "CLASS MV-1 CERTIFICATE":  Any Certificate designated as
AV-1 Certificate" on the face thereof, in the form of Exhibit AV-1      a "Class MV-1 Certificate" on the face thereof, in the
hereto representing the right to distributions as set forth herein.     form of Exhibit MV-1 hereto representing the right to
                                                                        distributions as set forth herein.

 "CLASS AV-1 CERTIFICATE PRINCIPAL BALANCE": The Certificate             "CLASS MV-1 CERTIFICATE PRINCIPAL BALANCE": The
Principal Balance of the Class AV-1 Certificates.                       Certificate Principal Balance of the Class MV-1
                                                                        Certificates less any Class MV-1 Unpaid Realized Loss
                                                                        Amount.

 "CLASS AV-1 CERTIFICATES CARRYOVER":  If on any Distribution Date       "CLASS MV-1 CERTIFICATES CARRYOVER":  If on any
the Class AV-1 Pass-Through Rate is based upon the Group II             Distribution Date the Class MV-1 Pass-Through Rate is based
Available Funds Cap, the excess of (i) the amount of interest the       upon the Group II Available Funds Cap, the excess of (i)
Class AV-1 Certificates would be entitled to receive on such            the amount of interest the Class MV-1 Certificates would be
Distribution Date had the Class AV-1 Pass-Through Rate not been         entitled to receive on such Distribution Date had the
calculated based on the Group II Available Funds Cap (but not more      Class MV-1 Pass-Through Rate not been calculated based on
than the weighted average of the Maximum Lifetime Mortgage Interest     the Group II Available Funds Cap (but not more than the
Rates on the Mortgage Loans in Group II less the Group II Servicing     weighted average of the Maximum Lifetime Mortgage Interest
Fee Rate and the Group II Master Servicing Fee Rate) over (ii) the      Rates on the Mortgage Loans in Group II less the Group II
amount of interest such Certificates received on such Distribution      Servicing Fee Rate and the Group II Master Servicing Fee
Date based on the Group II Available Funds Cap, together with the       Rate) over (ii) the amount of interest such Certificates
unpaid portion of any such excess from prior Distribution Dates         received on such Distribution Date based on the Group II
(and interest accrued thereon at the then applicable Pass-Through       Available Funds Cap, together with the unpaid portion of
Rate, without giving effect to the Group II Available Funds Cap).       any such excess from prior Distribution Dates (and interest accrued thereon at the then applicable Pass-Through Rate,
                                                                        without giving effect to the Group II Available Funds Cap).

  "CLASS AV-1 CURRENT INTEREST":  With respect to any Distribution        "CLASS MV-1 CURRENT INTEREST":  With respect to any
Date, the interest accrued on the Class AV-1 Certificate Principal      Distribution Date, the interest accrued on the Class MV-1
Balance immediately prior to such Distribution Date during the          Certificate Principal Balance immediately prior to such
related Accrual Period at the Class AV-1 Pass Through Rate plus any     Distribution Date during the related Accrual Period at the
amount previously distributed with respect to interest for Class        Class MV-1 Pass Through Rate plus any amount previously
AV-1 that is recovered during the related Accrual Period as a           distributed with respect to interest for Class MV-1 that is
voidable preference by a trustee in bankruptcy pursuant to a final,     recovered distributed with respect to interest for Class
nonappealable order; provided, however, Class AV-1 Current Interest     MV-1 that is recovered during the related Accrual Period
shall not include any Class AV-1 Certificates Carryover.                as a voidable preference by a trustee in bankruptcy
                                                                        pursuant to a final, nonappealable order; provided, however,
                                                                        Class MV-1 Current Interest shall not include any Class
                                                                        MV-1 Certificates Carryover.

  "CLASS AV-1 INTEREST CARRY FORWARD AMOUNT": With respect to any         "CLASS MV-1 INTEREST CARRY FORWARD AMOUNT": With respect
Distribution Date, the sum of (i) the excess of (A) Class AV-1          to any Distribution Date, the sum of (i) the excess of (A)
Current Interest with respect to prior Distribution Dates               Class MV-1 Current Interest with respect to prior
(excluding any Class AV-1 Certificates Carryover) over (B) the          Distribution Dates (excluding any Class MV-1 Certificates
amount actually distributed to Class AV-1 with respect to interest      Carryover) over (B) the amount actually distributed to
(other than in respect of Class AV-1 Certificate Carryover) on such     Class MV-1 with respect to interest (other than in respect
prior Distribution Dates and (ii) interest on such excess at the        of Class MV-1 Certificate Carryover) on such prior
Class AV-1 Pass-Through Rate for the related Accrual Period.            Distribution Dates and (ii) interest on such excess at the
                                                                        Class MV-1 Pass-Through Rate for the related Accrual Period.

  "CLASS AV-1 PASS-THROUGH RATE":  With respect to any Distribution       "CLASS MV-1 PASS-THROUGH RATE": With respect to any
Date, the lesser of (x) One Month LIBOR plus, in the case of any        Distribution Date, the lesser of (x) One Month LIBOR plus,
Distribution Date prior to the Initial Optional Termination Date,       in the case of any Distribution Date prior to the Initial
0.230% per annum, or in the case of any Distribution Date that          Optional Termination Date, 0.450% per annum, or in the
occurs on or after the Initial Optional Termination Date, plus          case of any Distribution Date that occurs on or after the
0.460% per annum and (y) the Group II Available Funds Cap for such      Initial Optional Termination Date, plus 0.675% per annum
Distribution Date.                                                      and (y) the Group II Available Funds Cap for such
                                                                        Distribution Date.

                                                                          "CLASS MV-1 UNPAID REALIZED LOSS AMOUNT":  As to any
                                                                        Distribution Date, the excess of (i) the Class MV-1
                                                                        Applied Realized Loss Amount over (ii) the sum of all
                                                                        increases in the Class MV-1 Certificate Principal Balance
                                                                        on all previous Distribution Dates pursuant to Section 3.02
                                                                        (k) hereof.

  "Class MV-2 Applied Realized Loss Amount":  As to any Distribution      "CLASS BV-1 APPLIED REALIZED LOSS AMOUNT:  As to any
Date, the sum of the Realized Losses with respect to Group II which     Distribution Date, the sum of the Realized Losses with
have been applied in reduction of the Certificate Principal Balance     respect to Group II which have been applied in reduction of
of the Class MV-2 Certificates pursuant to Section 3.02(i) hereof.      the Certificate Principal Balance of the Class BV-1
                                                                        Certificates pursuant to Section 3.02(i) hereof.

  "CLASS MV-2 CERTIFICATE":  Any Certificate designated as a "Class       "CLASS BV-1 CERTIFICATE":  Any Certificate designated as
MV-2 Certificate" on the face thereof, in the form of Exhibit MV-2      a "Class BV-1 Certificate" on the face thereof, in the form
hereto representing the right to distributions as set forth herein.     of Exhibit BV-1 hereto representing the right to
                                                                        distributions as set forth herein.

  "CLASS MV-2 CERTIFICATE PRINCIPAL BALANCE": The Certificate             "CLASS BV-1 CERTIFICATE PRINCIPAL BALANCE": The
Principal Balance of the Class MV-2 Certificates less any Class         Certificate Principal Balance of the Class BV-1
MV-2 Unpaid Realized Loss Amount.                                       Certificates less any Class BV-1 Unpaid Realized Loss
                                                                        Amount.

  "CLASS MV-2 CERTIFICATES CARRYOVER":  If on any Distribution Date       "CLASS BV-1 CERTIFICATES CARRYOVER":  If on any
the Class MV-2 Pass-Through Rate is based upon the Group II           Distribution Date the Class BV-1 Pass-Through Rate is based
Available Funds Cap, the excess of (I) the amount of interest the     upon the Group II Available Funds Cap, the excess of (i) the
Class MV-2 Certificates would be entitled to receive on such          amount of interest the Class BV-1 Certificates would be
Distribution Date had the Class MV-2 Pass-Through Rate not been       entitled to receive on such Distribution Date had the Class
calculated based on the Group II Available Funds Cap (but not more    BV-1 Pass-Through Rate not been calculated based on the Group
than the weighted average of the Maximum Lifetime Mortgage Interest   II Available Funds Cap (but not more than the weighted average
Rates on the Mortgage Loans in Group II less the Group II Servicing   of the Maximum Lifetime Mortgage Interest Rates on the
Fee Rate and the Group II Master Servicing Fee Rate) over (ii) the    Mortgage Loans in Group II less the Group II Servicing Fee
amount of interest such Certificates received on such Distribution    Rate and the Group II Master Servicing Fee Rate) over (ii) the
Date based on the Group II Available Funds Cap, together with the     amount of interest such Certificates received on such
unpaid portion of any such excess from prior Distribution Dates       Distribution Date based on the Group II Available Funds Cap,
(and interest accrued thereon at the then applicable Pass-Through     together with the unpaid portion of any such excess from
Rate, without giving effect to the Group II Available Funds Cap).     prior Distribution Dates (and interest accrued thereon at the then cable Pass-Through Rate, without giving effect to the
                                                                      Group II  Available Funds Cap).

  "CLASS MV-2 CURRENT INTEREST":  With respect to any Distribution      "CLASS BV-1 CURRENT INTEREST":  With respect to any
Date, the interest accrued on the Class MV-2 Certificate Principal     Distribution Date, the interest accrued on the Class BV-1
Balance immediately prior to such Distribution Date during the         Certificate Principal Balance immediately prior to such
related Accrual Period at the Class MV-2 Pass Through Rate plus any    Distribution Date during the related Accrual Period at the
amount previously distributed with respect to interest for Class       Class BV-1 Pass Through Rate plus any amount previously
MV-2 that is recovered during the related Accrual Period as a          distributed with respect to interest for Class BV-1 that is
voidable preference by a trustee in bankruptcy pursuant to a final,    recovered during the related Accrual Period as a voidable
nonappealable order; provided, however, Class MV-2 Current Interest    preference by a trustee in bankruptcy pursuant to a final,
shall not include any Class MV-2 Certificates Carryover.               nonappealable order; provided, however, Class BV-1 Current
                                                                       Interest shall not include any Class BV-1 Certificates
                                                                       Carryover.

 "CLASS MV-2 INTEREST CARRY FORWARD AMOUNT": With respect to each       "CLASS BV-1 INTEREST CARRY FORWARD AMOUNT": With respect
Distribution Date, the sum of (i) the excess of (A) Class MV-2         to each Distribution Date, the sum of (i) the excess of (A)
Current Interest with respect to prior Distribution Dates              Class BV-1 Current Interest with respect to prior
(excluding any Class MV-2 Certificates Carryover) over (B) the         Distribution Dates (excluding any Class BV-1 Certificates
amount actually distributed to Class MV-2 with respect to interest     Carryover) over (B) the amount actually distributed to
(other than in                                                         Class BV-1 with respect to interest (other than in respect of Class

respect of Class MV-2 Certificate Carryover) on such prior             BV-1 Certificate Carryover) on such prior
Distribution Dates and (ii) interest on such excess at the             Distribution Dates and (ii) interest on such excess at the
Class MV-2 Pass-Through Rate for the related Accrual Period.           Class BV-1 Pass-Through Rate for the related Accrual Period.

 "CLASS MV-2 PASS-THROUGH RATE":  With respect to any Distribution       "CLASS BV-1 PASS-THROUGH RATE":  With respect to any
Date, the lesser of (x) One Month LIBOR plus, in the case of any       Distribution Date, the lesser of (x) One Month LIBOR plus,
Distribution Date prior to the Initial Optional Termination Date,      in the case of any Distribution Date prior to the Initial
0.950% per annum, or in the case of any Distribution Date that         Optional Termination Date, 2.700% per annum, or in the case
occurs on or after the Initial Optional Termination Date, plus         of any Distribution Date that occurs on or after the Initial
1.425% per annum and (y) the Group II Available Funds Cap for such     Optional Termination Date, plus 4.050% per annum and (y) the
Distribution Date.                                                     Group II Available Funds Cap for such Distribution Date.

 "CLASS MV-2 UNPAID REALIZED LOSS AMOUNT":  As to any Distribution      "CLASS BV-1 UNPAID REALIZED LOSS AMOUNT":  As to any
Date, the excess of (i) the Class MV-2 Applied Realized Loss Amount    Distribution Date, the excess of (i) the Class BV-1 Applied
over (ii) the sum of all increases in the Class MV-2 Certificate       Realized Loss Amount over (ii) the sum of all increases in
Principal Balance on all previous Distribution Dates pursuant to       the Class BV-1 Certificate Principal Balance on all previous
Section 3.02(k) hereof.                                                Distribution Dates pursuant to Section 3.02(k) hereof.

  "CLASS BV-1A APPLIED REALIZED LOSS AMOUNT:  As to any Distribution
Date, the sum of the Realized Losses with respect to Group II which have been applied in reduction of the Certificate Principal Balance of the Class BV-1A Certificates pursuant to Section 3.02(i) hereof.

  "Class BV-1A CERTIFICATE":  Any Certificate designated as a "Class
BV-1A Certificate" on the face thereof, in the form of Exhibit
BV-1A hereto representing the right to distributions as set forth herein.

  "CLASS BV-1A CERTIFICATE PRINCIPAL BALANCE": The Certificate
Principal Balance of the Class BV-1A Certificates less any Class
BV-1A Unpaid Realized Loss Amount.

  "CLASS BV-1A CERTIFICATES CARRYOVER": If on any Distribution Date the Class BV-1A Pass-Through Rate is based upon the Group II
Available Funds Cap, the excess of (I) the amount of interest the Class BV-1A Certificates would be entitled to receive on such Distribution Date had the Class BV-1A Pass-Through Rate not been calculated based on the Group II Available Funds Cap (but not more than the weighted average of the Maximum Lifetime Mortgage Interest
Rates on the Mortgage Loans in Group II less the Group II Servicing
Fee Rate and the Group II Master Servicing Fee Rate) over (ii) the amount of interest such Certificates received on such Distribution
Date based on the Group II Available Funds Cap, together with the unpaid portion of any such excess from prior Distribution Dates
(and interest accrued thereon at the then applicable Pass-Through
Rate, without giving effect to the Group II Available Funds Cap).

  "CLASS BV-1A CURRENT INTEREST":  With respect to any Distribution
Date, the interest accrued on the Class BV-1A Certificate Principal
Balance immediately prior to such Distribution Date during the related Accrual Period at the Class BV-1A Pass Through Rate plus any amount previously distributed with respect to interest for Class BV-1A that is recovered during the related Accrual Period as a voidable preference by a trustee in bankruptcy pursuant to a final, nonappealable order; provided, however, Class BV-1A Current
Interest shall not include any Class BV-1A Certificates Carryover.

  "CLASS BV-1A INTEREST CARRY FORWARD AMOUNT": With respect to each Distribution Date, the sum of (i) the excess of (A) Class BV-1A Current Interest with respect to prior Distribution Dates (excluding any Class BV-1A Certificates Carryover) over (B) the amount actually distributed to Class BV-1A with respect to interest (other than in respect of Class BV-1A Certificate Carryover) on such prior Distribution Dates and (ii) interest on such excess at the Class BV-1A Pass-Through Rate for the related Accrual Period.

  "Class BV-1A Pass-Through Rate": With respect to any Distribution Date, the lesser of (x) 8.305% per annum and (y) the Group II
Available Funds Cap for such Distribution Date.

  "CLASS BV-1A UNPAID REALIZED LOSS AMOUNT": As to any Distribution Date, the excess of (i) the Class BV-1A Applied Realized Loss
Amount over (ii) the sum of all increases in the Class BV-1A
Certificate Principal Balance on all previous Distribution Dates pursuant to Section 3.02(k) hereof.


    "CLASS C CERTIFICATE": Any of the Certificates designated as a "Class C Certificate" on the face thereof, in the form of Exhibit C hereto representing the right to distributions as set forth herein.

    "CLASS C DISTRIBUTION AMOUNT": With respect to any Distribution Date, one-twelfth of the sum of:

     (a) the product of the AF-1 Balance and the excess of the Group I Net Rate over the Class AF-1 Pass-Through Rate;

     (b) the product of the AF-2 Balance and the excess of the Group I Net Rate over the Class AF-2 Pass-Through Rate;

     (c) the product of the AF-3 Balance and the excess of the Group I Net Rate over the Class AF-3 Pass-Through Rate;

     (d) the product of the AF-4 Balance and the excess of the Group I Net Rate over the Class AF-4 Pass-Through Rate;

     (e) the product of the AF-5 Balance and the excess of the Group I Net Rate over the Class AF-5 Pass-Through Rate;

     (f) the product of the AF-6 Balance and the excess of the Group I Net Rate over the Class AF-6 Pass-Through Rate;

     (g) the product of the MF-1 Balance and the excess of the Group I Net Rate over the Class MF-1 Pass-Through Rate;

     (h) the product of the MF-2 Balance and the excess of the Group I Net Rate over the Class MF-2 Pass-Through Rate;

     (i) the product of the BF-1 Balance and the excess of the Group I Net Rate over the Class BF-1 Pass-Through Rate;

     (j) the product of the BF-1A Balance and the excess of the Group I Net Rate over the Class BF-1A Pass-Through Rate; and

     (k) any excess of the amount specified pursuant to clauses (a) through (j) above for prior Distribution Dates over the amount actually distributed pursuant to such clauses on prior Distribution Dates.

    "CLASS R CERTIFICATE": Any of the Certificates designated as a "Class R Certificate" on the face thereof, in the form of Exhibit R hereto and evidencing an interest designated as the "residual interest" in the Pooling and Issuing REMICs for purposes of the REMIC Provisions.

    "CLOSING DATE": May 11, 1999.

    "CURRENT INTEREST": As to any Class, the definition therefor having the corresponding designation as such Class.

    "CUSTODIAN": Chase Bank of Texas, National Association, a national banking association, and its successors and assigns in such capacity.

    "CUT-OFF DATE":  As of the close of business on May 1, 1999.

    "DELINQUENT": A Mortgage Loan is "Delinquent" if any payment due thereon is not made by the close of business on the last day of the Prepayment Period immediately following the day such payment is scheduled to be due. A Mortgage Loan is "30 days Delinquent" if such payment has not been received by the close of business on the last day of the Prepayment Period of the month immediately succeeding the month in which such payment was due. Similarly for "60 days Delinquent," "90 days Delinquent" and so on.

    "DESIGNATED CLASS":  There is no designated Class for purposes of Section
9.02 of the Standard Terms.

    "DISTRIBUTION ACCOUNT": The account or accounts created and maintained for the Trust pursuant to Section 3.01 hereof.

    "DISTRIBUTION AMOUNT": As to each Distribution Date and Class of Certificates, the aggregate amount to be distributed to such Class on such date pursuant to Section 3.02 hereof.

    "DISTRIBUTION DATE": The 25th day of each month, or the next Business Day if such 25th day is not a Business Day, commencing June 25, 1999.

    "FITCH": Fitch IBCA, Inc., and its successors (One State Street Plaza, 33rd Floor, New York, New York 10004).

GROUP DEFINITIONS:

    "GROUP I":  The pool of Mortgage Loans identified         "GROUP II":  The pool of Mortgage Loans identified in
in the related Schedules of Mortgage Loans as having     the related Schedules of Mortgage Loans as having been
been assigned to Group I, including any Group I          assigned to Group II, including any Group II Qualified
Qualified Substitute Mortgage Loans delivered in         Substitute Mortgage Loans delivered in replacement
replacement thereof.                                     thereof.

    "GROUP I APPLICABLE PERCENTAGE":  For each                "GROUP II APPLICABLE PERCENTAGE":  For each Distribution
Distribution Date, and as to Group I, the percentage      Date, and as to Group II, the percentage set out below
set out below with respect to such Distribution Date:     with respect to such Distribution Date:

    Distribution Date (inclusive)                             Distribution Date (inclusive)

    June 1999 - May 2001               45%                    June 1999 - May 2001              55%

    June 2001 and thereafter          100%                    June 2001 and thereafter         100%

; provided, however, that (i) if the average of the       ; provided, however, that (i) if the average of the
Group I Realized Loss Percentages for the immediately     Group II Realized Loss Percentages for the immediately
preceding three Distribution Dates exceeds the            preceding three Distribution Dates exceeds the
percentage set forth below with respect to such           percentage set forth below with respect to such
Distribution Date or (ii) if the average of the Group     Distribution Date or (ii) if the average of the Group II
I  Delinquency Percentages  for the immediately           Delinquency Percentages for the immediately preceding
preceding three Distribution Dates exceeds the            three Distribution Dates exceeds the percentage set
percentage set forth below with respect to such           forth below with respect to such Distribution Date, the
Distribution Date, the Group I Applicable Percentage      Group

will be as set forth below:                                       II Applicable Percentage will be as set forth below

Distribution                                   Applicable         Distribution                                  Applicable
   Date        Losses %     Delinquency %      Percentage              Date      Losses %     Delinquency %     Percentage
   ----        --------     -------------      ----------         ------------   --------     -------------     ----------
06/99-09/99     0.03%           2.00%               75%           06/99-09/99     0.10%           4.00%          85%
10/99-12/99     0.05%           3.00%               75%           10/99-12/99     0.15%           5.00%          85%
01/00-03/00     0.10%           3.50%               75%           01/00-03/00     0.20%           6.50%          85%
04/00-06/00     0.15%           4.25%               75%           04/00-06/00     0.25%           9.00%          85%
07/00-09/00     0.30%           5.00%              100%           07/00-09/00     0.50%          12.00%         100%
10/00-12/00     0.50%           6.00%              100%           10/00-12/00     0.60%          14.00%         100%
01/01-03/01     0.60%           7.50%              100%           01/01-03/01     0.75%          15.00%         100%
04/01-06/01     0.80%           9.00%              100%           04/01-06/01     0.90%          16.00%         100%

    "GROUP I AVAILABLE FUNDS CAP":  As of any                          "GROUP II AVAILABLE FUNDS CAP":  As of any Distribution
Distribution Date, the weighted average of the Net                Date, the weighted average of the Net Rates on the
Rates on the Mortgage Loans in Group I (weighted                  Mortgage Loans in Group II (weighted on the basis of the
the basis of the principal balances thereof as                    principal balances thereof as of the first day of the
the first day of the month preceding the month                    month preceding the month of such Distribution Date).
of such Distribution Date).

    "GROUP I CERTIFICATE":  Any of the Class AF-1,                     "GROUP II CERTIFICATE":  Any of the Class AV-1, Class
Class AF-2, Class AF-3, Class AF-4, Class AF-5, V-1,              Class MV-2, Class BV-1 and Class BV-1A Certificates.
AF-6, Class MF-1, Class MF-2, Class BF-1 and Class
BF-1A Certificates.

    "GROUP I CERTIFICATE PRINCIPAL BALANCE":  The                      "GROUP II CERTIFICATE PRINCIPAL BALANCE":  The sum of
the Class AF-1, Class AF-2, Class AF-3, Class AF-4,               the Class AV-1, Class MV-1, Class MV-2, Class BV-1 and
Class AF-5, Class AF-6, Class MF-1, Class MF-2,                   Class BV-1A Certificate Principal Balances.
Class BF-1 and Class BF-1A Certificate Principal
Balances.

    "GROUP I CLASS A CERTIFICATE PRINCIPAL BALANCE":                   "GROUP II CLASS A CERTIFICATE PRINCIPAL BALANCE":  The
The sum of the Class AF-1, Class AF-2, Class AF-3,                Class AV-1 Certificate Principal Balance.
Class AF-4, Class AF-5 and Class AF-6 Certificate
Principal Balances.

    "GROUP I CLASS A PRINCIPAL DISTRIBUTION AMOUNT":               "GROUP II CLASS A PRINCIPAL DISTRIBUTION AMOUNT": With
With respect to any Distribution Date before the               respect to any Distribution Date before the Group II
Group I Stepdown Date or as to which a Group I                 Trigger Event Stepdown Date or as to which a Group II Trigger Event
has occurred, 100% of the Group I Principal                    has occurred, 100% of the Group II Principal
Distribution Amount for such Distribution Date and             Distribution Amount for such Distribution Date and with
with respect to any Distribution Date on or after              respect to any Distribution Date on or after the
the Stepdown Date and as to which a Group I Trigger            Stepdown Date and as to which a Group II Trigger Event
Event has not occurred, the excess of (i) the Group            has not occurred, the excess of (i) the Group II Class A
I Class A Certificate Principal Balance immediately            Certificate Principal Balance immediately prior to such
prior to such Distribution Date over (ii) the lesser           Distribution Date over (ii) the lesser of (A) 58.00% of
of (A) 72.00% of the Schedule Principal Balances of            the Schedule Principal Balances of Group II on the
Group I on the preceding Due Date and (B) the excess           preceding Due Date and (B) the excess of (I) the
of (I) the Scheduled Principal Balances of Group I             Scheduled Principal Balances of Group II on the
on the preceding Due Date over (II) $1,244,919.                preceding Due Date over (II) $1,125,329.

    "GROUP I CLASS MF-1 PRINCIPAL DISTRIBUTION AMOUNT":            "GROUP II CLASS MV-1 PRINCIPAL DISTRIBUTION AMOUNT":
With respect to any Distribution Date on and after             With respect to any Distribution on and, after the Group
the Group I Stepdown Date and as long as a Group I             II Stepdown Date and as long as a Group II Trigger Event
Trigger Event is not in effect (subject to the                 is not in effect (subject to the proviso set forth in
proviso set forth in Section 3.02(c) hereof), the              Section 3.02(d) hereof), the excess of (i) the sum of
excess of (i) the sum of (A) the Group I Class A               (A) the Group II Class A Certificate Principal Balance
Certificate Principal Balance and (B) the Class MF-1           and (B) the Class MV-1 Certificate Principal Balance
Certificate Principal Balance immediately prior to             immediately prior to such Distribution Date over (ii)
such Distribution Date over (ii) the lesser of (A)             the lesser of (A) 73.00% of the Scheduled Principal
82.00% of the aggregate Scheduled Principal Balances           Balances of Group II on the preceding Due Date and (B)
of Group I on the preceding Due Date and (B) the               the excess of (I) the Scheduled Principal Balances of
excess of (I) the Scheduled Principal Balances of              Group II on the preceding Due Date over (II) $1,125,329.
Group I on the preceding Due Date over (II)
$1,244,919.

    "GROUP I CLASS MF-2 PRINCIPAL DISTRIBUTION AMOUNT":            "GROUP II CLASS MV-2 PRINCIPAL DISTRIBUTION AMOUNT":
With respect to any Distribution Date on and after             With respect to any Distribution on and after the Group
the Group I Stepdown Date and as long as a Group I             II Stepdown Date and as long as a Group II Trigger Event
Trigger Event is not in effect (subject to the                 is not in effect (subject to the proviso set forth in
proviso set forth in Section 3.02(c) hereof), the              Section 3.02(d) hereof), the excess of (i) the sum of
excess of (i) the sum of (A) the Group I Class A               (A) the Group II Class A Certificate Principal Balance,
Certificate Principal Balance, (B) the Class MF-1              (B) the Class MV-1 Certificate Principal Balance and (C)
Certificate Principal Balance and (C) the Class MF-2           the Class MV-2 Certificate Principal Amount immediately
Certificate Principal Amount immediately prior to              prior to such Distribution Date over (ii) the lesser of
such Distribution Date over (ii) the lesser of (A)             (A) 85.50% of the Scheduled Principal Balances of Group
89.50% of the Scheduled Principal Balances of Group            II on the preceding Due Date and (B) the excess of (I)
I on the preceding Due Date and (B) the excess of              the Scheduled Principal Balances of Group II on the
(I) the Scheduled Principal Balances of Group I over           preceding Due Date over (II) $1,125,329.
on the preceding Due Date over (II) $1,244,919.

    "GROUP I CLASS BF-1 PRINCIPAL DISTRIBUTION AMOUNT":            "GROUP II CLASS BV-1 PRINCIPAL DISTRIBUTION AMOUNT":
With respect to any Distribution on and after the              With respect to any Distribution Date on and after the
Group I Stepdown Date and as long as a Group I                 Group II Stepdown Date and as long as a Group II Trigger
Trigger Event is not in effect (subject to the                 Event is not in effect (subject to the proviso set forth
proviso set forth in Section 3.02(c) hereof), the              in Section 3.02(d) hereof), the excess of (i) the sum of
excess of (i) the sum of (A) the Group I Class A               (A) the Group II Class A Certificate Principal Balance,
Certificate Principal Balance, (B) the Class MF-1              (B) the Class MV-1 Certificate Principal Balance, (C)
Certificate Principal Balance, (C) the Class MF-2              the Class MV-2 Certificate Principal
Certificate Principal Balance and (D) the

Class BF-1 Certificate Principal Balance                       Balance and (D) the immediately Certificate Principal
immediately prior to such Distribution Date over               Balance immediately prior to such Distribution Date
the lesser of (A) 96.00% of the Scheduled                      over (ii) the lesser of (A) 94.00% of the Scheduled
Principal Balances of Group I on the preceding                 Principal Balances of Group II on the preceding Due
Due Date and (B) the excess of (I) the Scheduled               Date and (B) the excess of (I) the Scheduled Principal
Principal Balances of Group I on the the preceding Due         Balances of Group II on the preceding Due Date over
Date over (II) $1,244,919.                                     (II) $1,125,329.

    "GROUP I CLASS BF-1A PRINCIPAL DISTRIBUTION AMOUNT":           "GROUP II CLASS BV-1A PRINCIPAL DISTRIBUTION AMOUNT":
With respect to any Distribution Date on and after             With respect to any Distribution Date on and after the
the Group I Stepdown Date and as long as a Group I             Group II Stepdown Date and as long as a Group II Trigger
Trigger Event is not in effect (subject to the                 Event is not in effect (subject to the proviso set forth
proviso set forth in Section 3.02(c) hereof), the              in Section 3.02(d) hereof), the excess of (i) the Group
excess of (i) the Group I Principal Distribution               II Principal Distribution Amount for each day over (ii)
Amount for such day over (ii) the sum of (A) the               the sum of (A) the Group II Class A Principal Group
the Class MF-1 Principal Distribution Amount, (C)              Distribution Amount, (B) the Class MV-1l Principal
the Class MF-2, Principal Distribution Amount and              Distribution Amount  (C) the Class MV-2 Principal Distribution
(D) Class BF-1 Principal Distribution Amount.                  Amount and (D) the Class BV-1 Principal Distribution Amount.

    "GROUP I DELINQUENCY PERCENTAGE":  For each                    "GROUP II DELINQUENCY PERCENTAGE":  For each
Distribution Date and as to Group I , the Scheduled            Distribution Date and as to Group II , the Scheduled
Principal Balance of the Mortgage Loans in Group I             Principal Balance of the Mortgage Loans in Group II
that, as of such Distribution Date, are 60 or more             that, as of such Distribution Date, are 60 or more days
days Delinquent as a percentage of the Scheduled               Delinquent as a percentage of the Scheduled Principal
Principal Balance of the Mortgage Loans in Group I.            Balance of the Mortgage Loans in Group II.

    "GROUP I EXTRA PRINCIPAL DISTRIBUTION AMOUNT":                 "GROUP II EXTRA PRINCIPAL DISTRIBUTION AMOUNT": With
With respect to any Distribution Date, to the extent           respect to any Distribution Date, to the extent of Group
of Group I Interest Funds pursuant to Section                  II Interest Funds pursuant to Section 3.02(b)(v) and
3.02(a)(v) and Group II Interest Funds available               Group I Interest Funds available for the purpose
for the purpose pursuant to Section 3.02(f)(v)                 pursuant to Section 3.02(e)(v) hereof, an amount equal
hereof,  an amount equal to the excess of (i) all              to the excess of (i) all Realizes Losses with respect to
Realized Losses with respect to Group I (including             Group II (including any such losses for such date) over
any such losses for such date) over (ii) all Extra             (ii) all Extra Principal Distribution Amounts for Group
Principal Distribution Amounts for Group I on the              II on the preceding Due Date.
preceding Due Date.

    "GROUP I INTEREST FUNDS":  With respect to Group I             "GROUP II INTEREST FUNDS":  With respect to Group II and
and any Master Servicer Remittance Date, to the                any Master Servicer Remittance Date, to the extent
extent actually deposited in the Master Servicer               actually deposited in the Master Servicer Custodial
Custodial Account, the sum, without duplication, of            Account, the sum, without duplication, of (i) all
(i) all scheduled interest collected during the                scheduled interest collected during the related Due
related Due Period with respect to Group I less the            Period with respect to Group II less the Group II
Group I Servicing Fee and the Group I Master                   Servicing Fee and the Group II Master Servicing Fee,
Servicing Fee, (ii) all Advances relating to                   (ii) all Advances relating to interest with respect to
interest with respect to Group I, (iii) all Month              Group II, (iii) all Month End Interest with respect to
End Interest with respect to Group I and (iv)                  Group II and (iv) Liquidation Proceeds with respect to
Liquidation Proceeds with respect to Group I (to               Group II (to the extent such Liquidation Proceeds relate
the extent such Liquidation Proceeds relate to                 to interest) less all Non-Recoverable Advances relating
interest) less all Non-Recoverable Advances                    to interest and expenses pursuant to Section 6.03 of the
relating to interest and expenses pursuant to                  Standard Terms.
Section 6.03 of the Standard Terms.

    "GROUP I MASTER SERVICING FEE":  With respect to                "GROUP II MASTER SERVICING FEE": With respect to each
each Master Servicer Remittance Date, an amount                 Master Servicer Remittance Date, an amount payable (or
payable (or allocable) to the Master Servicer equal             allocable) to the Master Servicer equal to the product
to the product of one-twelfth of the Group I Master             of one-twelfth of the Group II Master Servicing Fee Rate
Servicing Fee Rate and the aggregate Scheduled                  and the aggregate Scheduled Principal Balance of Group II
Principal Balance of Group I on the first day of                on the first day of the Due Period preceding such Master
the Due Period preceding such Master Servicer                   Servicer Remittance Date.
Remittance Date.

    "GROUP I MASTER SERVICING FEE RATE":  0.05% per                 "GROUP II MASTER SERVICING FEE RATE":  0.05% per annum.
annum.

    "GROUP I NET RATE":  The weighted average Net Rate              "GROUP II NET RATE":  The weighted average Net Rate for
for Group I.                                                    Group II.

    "GROUP I OVERCOLLATERALIZATION AMOUNT":  With                   "GROUP II OVERCOLLATERALIZATION AMOUNT":  With respect to
respect to any Distribution Date the sum of (i) the             any Distribution Date the sum of (i) the excess of the
excess of the aggregate Scheduled Principal Balance             aggregate Scheduled Principal Balance of the Group II Mortgage
of the Group I Mortgage Loans over the Group I                  Loans over the Group II Certificate Principal Balance and (ii)
Certificate Principal Balance and (ii) the Class                the Class BV-1A Certificate Principal Balance.
BF-1A Certificate Principal Balance.

    "GROUP I PRINCIPAL DISTRIBUTION AMOUNT":  With                  "GROUP II PRINCIPAL DISTRIBUTION AMOUNT":  With respect
respect to any Distribution Date, the excess of (A)             to any Distribution Date, the excess of (A) the sum of
the sum of (i) the Group I Principal Funds and (ii)             (i) the Group II Principal Funds and (ii) the Group II
the Group I Extra Principal Distribution Amount                 Extra Principal Distribution Amount over (B) the Group
over (B) the Group I Released Principal Amount.                 II Released Principal Amount.

    "GROUP I PRINCIPAL FUNDS":  With respect to Group               "GROUP II PRINCIPAL FUNDS":  With respect to Group II
I and any Master Servicer Remittance Date, to the               and any Master Servicer Remittance Date, to the extent
extent actually deposited in the Master Servicer                actually deposited in the Master Servicer Custodial
Custodial Account, the sum, without duplication, of             Account, the sum, without duplication, of (i) all
(i) all scheduled principal with respect to Group I             scheduled principal with respect to Group II collected
collected by the Servicers during the related Due               by the Servicers during the related Due Period or
Period or advanced on or before such Master                     advanced on or before such Master Servicer Remittance
Servicer Remittance Date, (ii) prepayments with                 Date, (ii) prepayments with respect to Group II
respect to Group I collected by the Servicers in                collected by the Servicers in the related Prepayment
the related Prepayment Period, (iii) the Scheduled              Period, (iii) the Scheduled Principal Balance of each
Principal Balance of each Mortgage Loan in Group I              Mortgage Loan in Group II repurchased by the Depositor,
repurchased by the Depositor, (iv) any Substitution             (iv) any Substitution Shortfall with respect to Group II
Shortfall with respect to Group I and (v) all                   and (v) all Liquidation Proceeds with respect to Group
Liquidation Proceeds with respect to Group I                    II collected by the Servicer during the related Due
collected by the Servicer during the related Due                Period (to the extent such Liquidation Proceeds related
Period (to the extent such Liquidation Proceeds                 to principal) less all non-recoverable Advances relating
related to principal) less all non-recoverable                  to principal with respect to Group II reimbursed during
Advances relating to principal with respect to                  the related Due Period.
Group I reimbursed during the related Due Period.

    "GROUP I REALIZED LOSS PERCENTAGE":  For each                   "GROUP II REALIZED LOSS PERCENTAGE":  For each
Distribution Date and as to Group I, Realized                   Distribution Date and as to Group II, Realized Losses
Losses since the Cut-Off Date with respect to the               since the Cut-Off Date with respect to the Mortgage
Mortgage Loans in

Group I as a percentage of the Scheduled Principal            Loans in Group II as a percentage of the Scheduled
Balance of Group I as of the Cut-Off Date.                    Principal Balance of Group II as of the Cut-Off Date.

    "GROUP I RELEASED PRINCIPAL AMOUNT":  With respect            "GROUP II RELEASED PRINCIPAL AMOUNT":  With respect to
to any Distribution Date (i) if a Group I                     any Distribution Date (i) if a Group II Subordinated
Subordinated Trigger Event exists, zero and (ii) if           Trigger Event exists, zero and (ii) if a Group II
a Group I Subordinated Trigger Event does not                 Subordinated Trigger Event does not exist, the amount by
exist, the amount by which the Group I                        which the Group II Overcollateralization Amount exceeds
Overcollateralization Amount exceeds the Group I              the Group II Required Overcollateralization Amount.
Required Overcollateralization Amount.

    "GROUP I REQUIRED OVERCOLLATERALIZATION AMOUNT":              "GROUP II REQUIRED OVERCOLLATERALIZATION AMOUNT":  With
With respect to any Distribution Date (i) prior to            respect to any Distribution Date (i) prior to the Group
the Group I Stepdown Date, 2.00% of the Scheduled             II Stepdown Date, 3.00% of the Scheduled Principal
Principal Balance of the Mortgage Loans in Group I            Balance of the Mortgage Loans in Group II as of the
as of the Cut-Off Date and (ii) on and after the              Cut-Off Date and (ii) on and after the Group II Stepdown
Group I Stepdown Date the greater of (x) the lesser           Date the greater of (x) the lesser of (I) 3.00% of the
of (I) 2.00% of the Scheduled Principal Balance of            Scheduled Principal Balance of the Mortgage Loans in
the Mortgage Loans in Group I with respect to the             Group II with respect to the Cut-Off Date and (II) 6.00%
Cut-Off Date and (II) 4.00% of the Scheduled                  of the Scheduled Principal Balance of the Mortgage Loans
Principal Balance of the Mortgage Loans in Group I            in Group II on such Distribution Date and (y) 0.50% of
on such Distribution Date and (y) 0.50% of the                Scheduled Principal Balance of the Mortgage Loans in
Scheduled Principal Balance of the Mortgage Loans             Group II as of the Cut-Off Date.
in Group I as of the Cut-Off Date.

    "GROUP I SERVICING FEE":  With respect to each                "GROUP II SERVICING FEE": With respect to each Mortgage
Mortgage Loan in Group I and each Remittance Date,            Loan in Group II and each Remittance Date, the product
the product of (x) one-twelfth of the Servicing Fee           of (x) one-twelfth of the Servicing Fee Rate and (y)
Rate and (y) aggregate Scheduled Principal Balance            aggregate Scheduled Principal Balance of such Mortgage
of such Mortgage Loan as of the opening of business           Loan as of the opening of business on the first day of
on the first day of the Due Period preceding such             the Due Period preceding such Remittance Date.
Remittance Date.

    "GROUP I SERVICING FEE RATE": With respect to each            "GROUP II SERVICING FEE RATE": With respect to each
Mortgage Loan in Group I, the fixed per annum rate            Mortgage Loan in Group II, the fixed per annum rate
payable to the Servicer as set out on Schedule IA             payable to the Servicer as set out on Schedule IB to
to this Agreement.                                            this Agreement.

    "Group I Stepdown Date": With respect to Group I,             "GROUP II STEPDOWN DATE": With respect to Group II, the
the earlier to occur of (i) the later to occur of             earlier to occur of (i) the later to occur of (A) the
(A) the Distribution Date in July 2002 and (B) the            Distribution Date in July 2002 and (B) the first
first Distribution Date on which the Group I Class            Distribution Date on which the Group II Class A
A Certificate Principal Balance immediately prior             Certificate Principal Balance immediately prior to such
to such Distribution Date (less the Group I                   Distribution Date (less the Group II Principal Funds for
Principal Funds for such Distribution Date) is less           such Distribution Date) is less than or equal to 58.00%
than or equal to 72.00% of the Scheduled Principal            of the Scheduled Principal Balances of Group II and (ii)
Balances of Group I and (ii) the Distribution Date            the Distribution Date on which the Group II Class A
on which the Group I Class A Certificate Principal            Certificate Principal Balance has been reduced to zero.
Balance has been reduced to zero.

    "Group I Subordinated Certificates":  The Class               "GROUP II SUBORDINATED CERTIFICATES":  The Class MV-1,
MF-1, Class MF-2, Class BF-1 and Class BF-1A                  Class MV-2, Class BV-1 and Class BV-1A Certificates.
Certificates.

    "GROUP I SUBORDINATED TRIGGER EVENT":  With respect           "GROUP II SUBORDINATED TRIGGER EVENT":  With respect to
to Group I, any Distribution Date after the Group I           Group II, any Distribution Date after the Group II
Stepdown Date on which:                                       Stepdown Date on which:

        (a)  Realized Losses since the Cut-Off Date with               (a)  Realized Losses since the Cut-Off Date with respect
respect to the Mortgage Loans in Group I as a                 to the Mortgage Loans in Group II as a percentage of the
percentage of the Scheduled Principal Balance of              Scheduled Principal Balance of Group II as of the
Group I as of the Cut-Off Date exceed the percentage          Cut-Off Date exceed the percentage set out below with
set out below with respect to such Distribution Date:         respect to such Distribution Date:

Distribution Date (inclusive)                                 DISTRIBUTION DATE (INCLUSIVE)

July 2001 - June 2002       1.40%                             July 2001 - June 2002        2.00%
July 2002 - June 2003       2.40                              July 2002 - June 2003        3.30
July 2003 - June 2004       3.00                              July 2003 - June 2004        4.00
July 2004 - June 2005       3.40                              July 2004 - June 2005        4.30
July 2005 - June 2006       3.70                              July 2005 - June 2006        4.50
July 2006 and thereafter    4.00                              July 2006 and thereafter     5.00
And                                                           And

     (b)  the Scheduled Principal Balance of the                       (b)  the Scheduled Principal Balance of the
Mortgage Loans in Group I that, as of such                    Mortgage Loans in Group II that, as of such Distribution
Distribution Date, are 60 or more days Delinquent             Date, are 60 or more days Delinquent as a percentage of the
as a percentage of the Scheduled Principal Balance of         Scheduled Principal Balance of the Mortgage Loans in
the Mortgage Loans in Group I exceeds the percentage          Group II exceeds the percentage set out below with
set out below with respect to such Distribution Date:         respect to such Distribution Date:

DISTRIBUTION DATE (INCLUSIVE)                                 DISTRIBUTION DATE (INCLUSIVE)

July 2001 - June 2002     4.00%                               July 2001 - June 2002       6.00%
July 2002 - June 2003     4.00                                July 2002 - June 2003       6.00
July 2003 - June 2004     6.50                                July 2003 - June 2004       9.00
July 2004 - June 2005     6.50                                July 2004 - June 2005       9.00
July 2005 - June 2006     8.00                                July 2005 - June 2006      12.00
July 2006 and thereafter  8.00                                July 2006 and thereafter   12.00

    "GROUP I TRIGGER EVENT":  With respect to Group I             "GROUP II TRIGGER EVENT":  With respect to Group II and
and any Distribution Date after the Group I                   any Distribution Date after the Group II Stepdown Date,
Stepdown Date, a Group I Trigger Event exists if              a Group II Trigger Event exists if 2.5 times the
two times the quotient of (i) the Scheduled                   quotient of (i) the Scheduled Principal Balances of all
Principal Balances of all 60 or more days                     60 or more days Delinquent Mortgage Loans in Group II
Delinquent Mortgage Loans in Group I and (ii) the             and (ii) the Scheduled Principal Balances of Group II as
Scheduled Principal Balances of Group I as of the             of the preceding Master Servicer Remittance Date equals
preceding Master Servicer Remittance Date equals or           or exceeds 42.00%.
exceeds 28.00%.

    "INITIAL OPTIONAL TERMINATION DATE": The Distribution Date immediately following the Due Period with respect to which the aggregate Scheduled Principal Balances of the Mortgage Loans have declined to less than 10% of the aggregate Scheduled Principal Balances on the Closing Date.

    "INTEREST CARRY FORWARD AMOUNT": As to any Class, the definition therefor having the corresponding designation as such Class.

    "INTEREST DETERMINATION DATE": With respect to the first Accrual Period for the Class AF-1 Certificates and the Group II Certificates (other than the Class BV-1A Certificates) May 7, 1999, and with respect to any subsequent Accrual

Period for the Class AF-1 Certificates and the Group II Certificates (other than the Class BV-1A Certificates), the second London Business Day preceding such Accrual Period.

    "INTEREST FUND":  The Fund created and maintained by the Trustee pursuant to
Section 4.03.

    "LONDON BUSINESS DAY": A day on which banks are open for dealing in foreign currency and exchange in London and New York City.

    "MASTER SERVICER": Saxon Mortgage, Inc., a Virginia corporation, and its successors and assigns in such capacity.

     "MASTER SERVICER REMITTANCE DATE": The Business Day preceding each Distribution Date.

    "MASTER SERVICER REPORTING DATE": The opening of business on the third Business Day preceding each Distribution Date.

    "MASTER SERVICING FEE": As applicable, the Group I Master Servicing Fee or the Group II Master Servicing Fee.

    "MERITECH":  Meritech Mortgage Services, Inc., a Texas corporation.

    "MOODY'S": Moody's Investors Service, Inc., and its successors (99 Church Street, New York, New York 10007).

    "MORTGAGE LOAN GROUP":  Either Group I or Group II.

    "MORTGAGE LOANS":  The mortgage loans listed on Schedule I.

    "NET RATE": As to each Mortgage Loan and Distribution Date, the related Mortgage Interest Rate less the sum of the Group I or Group II Servicing Fee Rate and the Group I or Group II Master Servicing Fee Rate, in each case, as applicable.

    "NOTICE ADDRESS": For purposes of Section 11.05 of the Standard Terms, the addresses of the Depositor, the Master Servicer and the Trustee, are as follows:

    (i)   If to the Depositor:

                    Saxon Asset Securities Company
                    4880 Cox Road
                    Glen Allen, Virginia 23060

    (ii)  If to the Master Servicer:

                    Saxon Mortgage, Inc.
                    4880 Cox Road
                    Glen Allen, Virginia 23060

    (iii) If to the Trustee:

                    Chase Bank of Texas, National Association
                    600 Travis, 10th Floor
                    Houston, Texas 77002
                    Attention: Capital Markets Fiduciary Services - Saxon 1999-2

    "ONE MONTH LIBOR": As of any Interest Determination Date, the rate for one-month U.S. dollar deposits which appears in the Telerate Page 3750, as of 11:00 a.m., (London time), on such Interest Determination Date. If such rate does not appear on Telerate Page 3750, the rate for that day will be determined on the basis of the rates at which deposits in United States dollars are offered by the Reference Banks at approximately 11:00 a.m., London time, on that day to prime banks in the London interbank market for a period equal to the relevant Accrual Period (commencing on the first day of such Accrual Period). The Master Servicer will request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, the rate for that day will be the arithmetic-mean of the quotations. If fewer than two quotations are provided as requested, the rate for that day will be the arithmetic-mean of the rates quoted by major banks in New York City, selected by the Master Servicer, at approximately 11:00 a.m., New York City time, on that day for loans in United States dollars to leading European banks for a period equal to the relevant Accrual Period (commencing on the first day of such Accrual Period). The Master Servicer shall review Telerate Page 3750 at the required time, make the required requests to the principal offices of the Reference Banks and selections of major banks in New York City and shall determine the rate which constitutes One Month LIBOR for each Interest Determination Date.

    "PAYING AGENT": Chase Bank of Texas, National Association, a national banking association, and its successors and assigns in such capacity.

    "PRIVATE CERTIFICATE":  Any of the Class C and Class R Certificates.

    "PRIVATE SUBORDINATED CERTIFICATE": Any of the Class C and Class R Certificates.

    "PUBLIC SUBORDINATED CERTIFICATE": Any of the Class MF-1, Class MF-2, Class BF-1, Class BF-1A, Class MV-1, Class MV-2, Class BV-1 and Class BV-1A Certificates.

    "RATING AGENCY": Each of Moody's and Fitch (or, if any such agency or a successor is no longer in existence, such other nationally recognized statistical rating agency, or other comparable Person, designated by the Depositor, notice of which designation shall be given to the Trustee).

    "REFERENCE BANKS": Leading banks selected by the Master Servicer and engaged in transactions in U.S. dollar deposits in the London interbank market.

    "REGULAR CERTIFICATES": Any of the Group I Certificates, Group II Certificates and Class C Certificates which represent the "Regular Interests" in the Issuing REMIC for purposes of the REMIC Provisions.

    "REMITTANCE DATE": With respect to each Servicing Agreement, the date so specified therein which date shall in no case be later than the 21st of each month, or if the 21st of any month does not fall on a Business Day, then the Business Day immediately preceding the 21st.

    "RESIDUAL CERTIFICATES": The Class R Certificates, which represent the "residual interest" in the Pooling and Issuing REMICs for purposes of the REMIC Provisions.

    "SALES AGREEMENT": The Sales Agreement dated April 30, 1999, between the Depositor and SMI regarding the sale of the Mortgage Loans.

    "SERVICER":  Meritech and its permitted successors and assigns.

    "SERVICING AGREEMENT": The Servicing Agreement listed on Schedule II hereto which shall be deemed to be a "Servicing Agreement" for purposes of the Standard Terms.

    "SERVICING FEE RATE": With respect to each Mortgage Loan, the Servicing Rate specified on Schedule I.

    "STATE":  New York.

    "SUBACCOUNT DEFINITIONS":

          "BALANCE": With respect to each Subaccount, on any Distribution Date, the balance, if any, of such Subaccount immediately prior to such Distribution Date (or, in the case of the first Distribution Date, an amount equal to the initial balance of such Subaccount as of the Closing Date) less the amounts to be applied on such Distribution Date to reduce the balance of such Subaccount.

          "SUBACCOUNTS": Any one of the Subaccounts created pursuant to Section 5.03(a)(i) hereof.


    GROUP I:

   "AF-1 Balance": The Balance of the         "AF-2 BALANCE": The Balance of Subaccount AF-2.       "AF-3 BALANCE": The Balance of
Subaccount AF-1.                                                                                 Subaccount AF-3.


   "AF-1 Monthly Interest Amount": With       "AF-2 MONTHLY INTEREST AMOUNT": With respect          "AF-3 MONTHLY INTEREST AMOUNT":
respect to any Distribution Date, the      to any Distribution Date, the interest                With respect to any Distribution
interest                                                                                         the interest

accrued on the AF-1 Balance during the     accrued on the AF-2 Balance during the Accrual    accrued on the AF-3 Balance during the
Accrual Period for the Class AF-1          Period for the Class AF-2 Certificates for that   Accrual Period for the Class AF-3
Certificates for that Distribution Date    Distribution Date at the Group I Net Rate.        Certificates for that Distribution
at the Group I Net Rate.                                                                     Date at the Group I Net Rate.

  "Subaccount AF-1": The Subaccount by       "Subaccount AF-2": The Subaccount by that         "Subaccount AF-3":  The Subaccount
that name  created pursuant to Section     name created pursuant to Section 5.03(a)(i)       by that name created pursuant to
5.03(a)(i) hereof.                         hereof.                                           Section 5.03(a)(i) hereof.

  "AF-4 Balance": The Balance of the         "AF-5 Balance": The Balance of Subaccount         "AF-6 Balance": The Balance of
Subaccount AF-4.                           AF-5.                                             Subaccount AF-6.

  "AF-4 Monthly Interest Amount": With       "AF-5 Monthly Interest Amount": With respect      "AF-6 Monthly Interest Amount": With
respect to any Distribution Date, the      to any Distribution Date, the interest accrued    respect to any Distribution Date, the
interest accrued on the AF-4 Balance       on the AF-5 Balance during the Accrual Period     interest accrued on the AF-6 Balance
during the Accrual Period for the Class    for the Class AF-5 Certificates for that          during the Accrual Period for the
AF-4 Certificates for that Distribution    Distribution Date at the Group I Net Rate.        Class AF-6 Certificates for that
Date at the Group I Net Rate.                                                                Distribution Date at the Group I Net
                                                                                             Rate.

  "Subaccount AF-4": The Subaccount by       "Subaccount AF-5": The Subaccount by that         "Subaccount AF-6": The Subaccount by
that name created pursuant to Section      name created pursuant to Section 5.03(a)(i)       that name created pursuant to Section
5.03(a)(i) hereof.                         hereof.                                           5.03(a)(i) hereof.

  "MF-1 Balance": The Balance of             "MF-2 Balance": The Balance of Subaccount         "BF-1 balance" : The Balance of
Subaccount MF-1.                           MF-2.                                             Subaccount BF-1.

  "MF-1 Monthly Interest Amount": With       "MF-2 Monthly Interest Amount": With respect      "BF-1 Monthly Interest Amount": With
respect to any Distribution Date, the      to any Distribution Date, the interest accrued    respect to  any Distribution Date, the
interest accrued on the MF-1 Balance       on the MF-2 Balance during the Accrual Period     interest accrued on the BF-1 Balance
during the Accrual Period for the Class    for the Class MF-2 Certificates for that          during the Accrual Period for the
MF-1 Certificates for that Distribution    Distribution Date at the Group I Net Rate.        Class BF-1 Certificates for that
Date at  the Group I Net Rate.                                                               Distribution Date at the  Group I Net
                                                                                             Rate.

  "Subaccount MF-1": The Subaccount by       "Subaccount MF-2": The Subaccount by that         "Subaccount BF-1": The Subaccount by
that name created pursuant to Section      name created pursuant to Section 5.03(a)(i)       that name created pursuant to Section
5.03(a)(i) hereof.                         hereof.                                           5.03(a)(i) hereof.

  "BF-1A Balance": The Balance of
Subaccount BF-1A.

  "BF-1A Monthly Interest Amount": With
respect to any Distribution Date, the
interest accrued on the BF-1A Balance
during the Accrual Period for the Class
BF-1A Certificates for that Distribution
Date at the Group I Net Rate.

  "Subaccount BF-1A": The Subaccount by
that name created pursuant to Section
5.03(a)(i) hereof.


  Group II:

  "AV-1 Balance": The Balance of the                                     "MV-1 Balance": The Balance of Subaccount MV-1.
Subaccount AV-1.

  "AV-1 Monthly Interest Amount": With respect to any Distribution       "MV-1 Monthly interest Amount": With respect to any
Date, the interest accrued on the AV-1 Balance during the Accrual      Distribution Date, the interest accrued on the MV-1 Balance
Period for the Class AV-1 Certificates for that Distribution Date      during the Accrual Period for the Class MV-1 Certificates for
at the Group II Net Rate.                                              that Distribution Date at the Group II Net Rate.

  "Subaccount AV-1":  The Subaccount by that name created pursuant       "Subaccount MV-1":  The Subaccount by that name created
to Section 5.03(a)(i) hereof.                                          pursuant to Section 5.03(a)(i) hereof.

  "MV-2 Balance" : The Balance of Subaccount MV-2.                       "BV-1 Balance":  The Balance of Subaccount BV-1.

  "MV-2 Monthly Interest Amounts": With respect to any                   "BV-1 Monthly InteresT Amount":  With respect to any
Distribution Date, the interest accrued on the MV-2                    Distribution Date, the interest accrued on the BV-1 Balance
Balance during the Accrual Period for the Class MV-2 Certificates      during the Accrual Period for the Class BV-1 Certificates for
for that Distribution Date at the Group II Net Rate.                   that Distribution Date at the Group II Net Rate.

  "Subaccount MV-2":  The Subaccount by that name created pursuant       "Subaccount BV-1":  The Subaccount by that name created
to Section 5.03(a)(i) hereof.                                          pursuant to Section 5.03(a)(i) hereof.

  "BV-1A Balance":  The Balance of Subaccount BV-1A.

  "BV-1A Monthly Interest Amount":  With respect to any
   Distribution Date, the interest accrued on the BV-1A Balance during the Accrual Period for the Class BV-1A Certificates for that Distribution Date at the Group II Net Rate.

  "Subaccount BV-1A": The Subaccount by that name created pursuant to Section 5.03(a)(i) hereof.

  "Subaccount R": The Subaccount by that name created pursuant to Section 5.03(a)(i) hereof.

  "Tax Matters Person": Chase Bank of Texas, National Association, a national banking association, and its successors and assigns in such capacity.

  "Telerate Page 3750" the display page currently so designated on the Dow Jones Telerate Service (or such other page as may replace that page on that service for the purpose of displaying comparable rates or prices).

  "Trust Estate":  As defined in Section 2.01 hereof.

  "Trustee": Chase Bank of Texas, National Association, a national banking association, its successor in interest or any successor trustee appointed in accordance with the Trust Agreement.

  "Trustee Fee":  The fee payable monthly to the Trustee by the Master Servicer.

  "Underwriters": Merrill Lynch, Pierce, Fenner & Smith Incorporated, NationsBanc Montgomery Securities LLC, Prudential Securities Incorporated, and Chase Securities Inc.

  "Underwriting Agreement": The Underwriting Agreement dated April 30, 1999, between the Depositor and SMI and the Underwriters.


                                  ARTICLE II
               FORMATION OF TRUST; CONVEYANCE OF MORTGAGE LOANS

     Section 2.01.  Conveyance of Mortgage Loans
     To provide for the distribution of the principal of and interest on the Certificates in accordance with their terms, the distribution of all other sums distributable under the Trust Agreement with respect to the Certificates and the performance of the covenants contained in the Trust Agreement, the Depositor hereby bargains, sells, conveys, assigns and transfers to the Trustee, in trust, without recourse and for the exclusive benefit of the Certificateholders as their interests may appear, all the Depositor's right, title and interest in and to any and all benefits accruing to the Depositor from: (i) the Mortgage Loans (except for any prepayment penalties payable at any time with respect thereto), which the Depositor is causing to be delivered to the Trustee (or the Custodian) herewith (and all Qualified Substitute Mortgage Loans (except for any prepayment penalties payable at any time with respect thereto) substituted therefor as provided by Section 2.03 of the Standard Terms and pursuant to the terms of the Sales Agreement), together in each case with the related Trustee Mortgage Loan Files and the Depositor's interest in any Collateral that secured a Mortgage Loan but that is acquired by foreclosure or deed-in-lieu of foreclosure after the Closing Date, and all Monthly Payments due after the Cut-Off Date and all curtailments or other principal prepayments received with respect to the Mortgage Loans paid by the Borrower after the Cut-Off Date (except for any prepayments received after the Cut-Off Date but reflected in the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-Off Date) and proceeds of the conversion, voluntary or involuntary, of the foregoing; (ii) the Servicing Agreement; (iii) the Sales Agreement, except that the Depositor does not assign to the Trustee any of its rights under Sections 9 and 12 of the Sales Agreement; (iv) the Asset Proceeds Account and the Distribution Account, whether in the form of cash, instruments, securities or other properties; and (v) all proceeds of any of the foregoing (including, but not limited to, all proceeds of any mortgage insurance, hazard insurance, or title insurance policy relating to the Mortgage Loans, cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, rights to payment of any and every kind, and other forms of obligations and receivables, which at any time constitute all or part or are included in the proceeds of any of the foregoing) to pay the Certificates as specified herein (items (i) through (v) above, collectively, the "Trust Estate").

     The Trustee acknowledges the sales, assignments and pledges created by the foregoing paragraphs, accepts the trust hereunder in accordance with the provisions hereof and agrees to perform the duties set forth herein or required by the Standard Terms to the end that the interests of the Certificateholders may be adequately and effectively protected in accordance with the terms and conditions of this Agreement.

     By its execution of this Agreement, the Trustee acknowledges and declares that it holds and will hold or has agreed to hold all documents delivered to it from time to time with respect to the Mortgage Loans and all assets included in the Trust Estate in trust for the exclusive use and benefit of all present and future Certificateholders.

                                  ARTICLE III
                        REMITTING TO CERTIFICATEHOLDERS

     Section 3.01.  Subaccount Distributions.
     On each Distribution Date, the Trustee shall make the following allocations, disbursements and transfers from the Asset Proceeds Account to the Distribution Account, which shall be an Eligible Account, in the following order of priority:

     (a) from the Group I Interest Funds to Subaccounts AF-1, AF-2, AF-3, AF-4, AF-5, AF-6, MF-1, MF-2, BF-1 and BF-1A, pro rata, the AF-1, AF-2, AF-3, AF-4, AF-5, AF-6, MF-1, MF-2, BF-1 and BF-1A Monthly Interest Amounts;

     (b) from the Group II Interest Funds to Subaccounts AV-1, MV-1, MV-2, BV-1 and BV-1A, pro rata, the AV-1, MV-1, MV-2, BV-1 and BV-1A Monthly Interest Amounts;

     (c)  from the Group I Principal Funds:

          (A)  to Subaccount AF-1 until the AF-1 Balance is reduced to zero;
          (B)  to Subaccount AF-2 until the AF-2 Balance is reduced to zero;
          (C)  to Subaccount AF-3 until the AF-3 Balance is reduced to zero;
          (D)  to Subaccount AF-4 until the AF-4 Balance is reduced to zero;
          (E)  to Subaccount AF-5 until the AF-5 Balance is reduced to zero;
          (F)  to Subaccount AF-6 until the AF-6 Balance is reduced to zero;
          (G)  to Subaccount MF-1 until the MF-1 Balance is reduced to zero;
          (H)  to Subaccount MF-2 until the MF-2 Balance is reduced to zero;
          (I)  to Subaccount BF-1 until the BF-1 Balance is reduced to zero; and
          (J)  to Subaccount BF-1A until the BF-1A Balance is reduced to zero;

       provided, however, that (a) such Balances shall be reduced and increased in the same order and manner that the Class of Certificates having the corresponding class designation is increased or decreased; and

   (d) from the Group II Principal Funds:

          (A)  to Subaccount AV-1 until the AV-1 Balance is reduced to zero;
          (B)  to Subaccount MV-1 until the MV-1 Balance is reduced to zero;
          (C)  to Subaccount MV-2 until the MV-2 Balance is reduced to zero;
          (D)  to Subaccount BV-1 until the BV-1 Balance is reduced to zero; and
          (E)  to Subaccount BV-1A until the BV-1A Balance is reduced to zero;

       provided, however, that (a) such Balances shall be reduced and increased in the same order and manner that the Class of Certificates having the corresponding class designation is increased or decreased.

   SECTION 3.02.  CERTIFICATE DISTRIBUTIONS.

   (a) On each Distribution Date, the Trustee shall make the following allocations from the Distribution Account of an amount equal to the Group I Interest Funds in the following order of priority, and each such allocation shall be made only after all preceding allocations have been made until such amount shall have been fully allocated for such Distribution Date:

       (i) to the Group I Class A Certificates, the Current Interest and any Interest Carry Forward Amount for the Group I Class A Certificates; provided, however, if such amount is not sufficient to make a full distribution of the Current Interest and any Interest Carry Forward Amount with respect to all the Group I Class A Certificates, such amount will be distributed pro rata among each Class of the Group I Class A Certificates based on the ratio of (x) the Current Interest and Interest Carry Forward Amount for each Class of the Group I Class A Certificates to (y) the total amount of Current Interest and any Interest Carry Forward Amount for the Group I Class A Certificates;

       (ii)   to the Class MF-1 Certificates, the Class MF-1 Current Interest;

       (iii)  to the Class MF-2 Certificates, the Class MF-2 Current Interest;

       (iv) pro rata, to the Class BF-1 and Class BF-1A Certificates, the Class BF-1 and Class BF-1A Current Interest; and

       (v)    any remainder pursuant to Section 3.02(e) hereof.

   (b) On each Distribution Date, the Trustee shall make the following allocations from the Distribution Account of an amount equal to the Group II Interest Funds in the following order of priority, and each such allocation shall be made only after all preceding allocations shall have been made until such amount shall have been fully allocated for such Distribution Date:

       (i) to the Group II Class A Certificates, the Current Interest and any Interest Carry Forward Amount for the Group II Class A Certificates;

       (ii)   to the Class MV-1 Certificates, the Class MV-1 Current Interest;

       (iii)  to the Class MV-2 Certificates, the Class MV-2 Current Interest;

       (iv) pro rata, to the Class BV-1 and Class BV-1A Certificates, the Class BV-1 and Class BV-1A Current Interest; and

       (v)    any remainder pursuant to Section 3.02(f) hereof.

   (c) On each Distribution Date, the Trustee shall make the following allocations from the Distribution Account of an amount equal to the Group I Principal Distribution Amount in the following order of priority, and each such allocation shall be made only after all preceding allocations shall have been made until such amount shall have been fully allocated for such Distribution
Date:

       (i) to the Group I Class A Certificates, the Group I Class A Principal Distribution Amount to be distributed as follows: (x) the Class AF-6 Principal Distribution Amount to the Class AF-6 Certificates; and (y) the balance of the Group I Class A Principal Distribution Amount sequentially to the Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5 and Class AF-6 Certificates so that no such distribution pursuant to this clause (y) will be made to any such Class until the Certificate Principal Balances of all Group I Class A Certificates with a lower numeral designation shall have been reduced to zero; provided, however, that, on any Distribution Date on which the Group I Class A Certificate Principal Balance is equal to or greater than the Scheduled Principal Balances of Group I, the Group I Class A Principal Distribution Amount will be distributed pro rata and not sequentially to the Group I Class A Certificates;

       (ii) to the Class MF-1 Certificates, the Group I Class MF-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

       (iii) to the Class MF-2 Certificates, the Group I Class MF-2 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

       (iv) to the Class BF-1 Certificates, the Group I Class BF-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

       (v) if a Group I Subordinated Trigger Event exists on such Distribution Date, sequentially, to the Class BF-1, Class MF-2 and Class MF-1 Certificates, in that order, the Group I Class BF-1A Principal Distribution Amount;

       (vi) to the Class BF-1A Certificates, the Group I Class BF-1A Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero (provided that a Group I Subordinated Trigger Event does not exist on such Distribution
              Date); and

       (vii)  to the Class R Certificates;

provided, however, that, if a Group I Trigger Event is in effect on any Distribution Date: (a) after the Certificate Principal Balance of the Group I Class A Certificates has been reduced to zero, the Class MF-1 Principal Distribution Amount shall equal the Group I Principal Distribution Amount for such Distribution Date; (b) after the Certificate Principal Balance of the Class MF-1 Certificates has been reduced to zero, the Class MF-2 Principal Distribution Amount shall equal the Group I Principal Distribution Amount for such Distribution Date; (c) after the Certificate Principal Balance of the Class MF-2 Certificates has been reduced to zero, the Class BF-1 Principal Distribution

Amount shall equal the Group I Principal Distribution Amount, and (d) after the Certificate Principal Balance of the Class BF-1 Certificates has been reduced to zero, the Class BF-1A Principal Distribution Amount shall equal the Group I Principal Distribution Amount;

   (d) On each Distribution Date, the Trustee shall make the following allocations from the Distribution Account of an amount equal to the Group II Principal Distribution Amount in the following order of priority, and each such allocation shall be made only after all preceding allocations shall have been made until such amount shall have been fully allocated for such Distribution
Date:

       (i) to the Group II Class A Certificates, the Group II Class A Principal Distribution Amount;

       (ii) to the Class MV-1 Certificates, the Group II Class MV-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

       (iii) to the Class MV-2 Certificates, the Group II Class MV-2 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

       (iv) to the Class BV-1 Certificates, the Group II Class BV-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

       (v) if a Group II Subordinated Trigger Event exists on such Distribution Date, sequentially, to the Class BV-1, Class MV-2 and Class MV-1 Certificates, in that order, the Group II Class BV-1A Principal Distribution Amount;

       (vi) to the Class BV-1A Certificates, the Group II Class BV-1A Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero (provided that a Group II Subordinated Trigger Event does not exist on such Distribution
              Date); and

       (vii)  to the Class R Certificates;

provided, however, that, if a Group II Trigger Event is in effect on any Distribution Date: (a) after the Certificate Principal Balance of the Group II Class A Certificates has been reduced to zero, the Group II Class MV-1 Principal Distribution Amount shall equal the Group II Principal Distribution Amount for such Distribution Date; (b) after the Certificate Principal Balance of the Class MV-1 Certificates has been reduced to zero, the Class MV-2 Principal Distribution Amount shall equal the Group II Principal Distribution Amount for such Distribution Date; (c) after the Certificate Principal Balance of the Class MV-2 Certificates has been reduced to zero, the Class BV-1 Principal Distribution Amount shall equal the Group II Principal Distribution Amount for such Distribution Date; and (d) after the Certificate Principal Balance of the Class BV-1 Certificates has been reduced to zero, the Class BV-1A Principal Distribution Amount shall equal the Group II Principal Distribution Amount for such Distribution Date.

   (e) On each Distribution Date, the Trustee shall make the following allocations from the Distribution Account of the remainders pursuant to Section 3.02(a)(v) hereof and, to the extent required to make the allocations set forth below in clauses (i) through (iv) of this Section 3.02(e), Section 3.02(f)(v) hereof in the following order of priority, and each such allocation shall be made only after all preceding allocations shall have been made until such remainders shall have been fully allocated:

       (i)    the Group I Extra Principal Distribution Amount;

       (ii) to the Class MF-1 Certificates, the Class MF-1 Interest Carry Forward Amount;

       (iii) to the Class MF-2 Certificates, the Class MF-2 Interest Carry Forward Amount;

       (iv) pro rata, to the Class BF-1 and Class BF-1A Certificates, the Class BF-1 and Class BF-1A Interest Carry Forward Amount;

       (v) to the extent required to make the allocations set forth in clauses (i) through (iv) of Section 3.02(f) hereof, pursuant to
              Section 3.02(f) hereof;

       (vi) to the Class BF-1A Certificates, an amount equal to the Group I Applicable Percentage of the remaining amount, in reduction of the Certificate Principal Balance thereof, until the Class BF-1A Certificate Principal Balance has been reduced to zero; and

       (vii)  the remainder pursuant to Section 3.02(g) hereof.

   (f) On each Distribution Date, the Trustee shall make the following allocations from the Distribution Account of the remainders pursuant to Section 3.02(b)(v) hereof and, to the extent required to make the allocations set forth below in clauses (i) through (iv) of this Section 3.02(f), Section 3.02(e)(v) hereof in the following order of priority, and each such allocation shall be made only after all preceding allocations shall have been made until such remainders have been fully allocated:

       (i)    the Group II Extra Principal Distribution Amount;

       (ii) to the Class MV-1 Certificates, the Class MV-1 Interest Carry Forward Amount;

       (iii) to the Class MV-2 Certificates, the Class MV-2 Interest Carry Forward Amount;

       (iv) pro rata, to the Class BV-1 and Class BV-1A Certificates, the Class BV-1 and Class BV-1A Interest Carry Forward Amount;

       (v) to the extent required to make the allocations set forth in clauses (i) through (iv) of Section 3.02(e) hereof;

       (vi) on any Distribution Date on or before the last Distribution Date with respect to the Class AV-1 Certificates, to the Class AV-1 Certificates, the Class AV-1 Certificates Carryover;

       (vii) on any Distribution Date on or before the last Distribution Date with respect to the Class MV-1 Certificates, to the Class MV-1 Certificates, the Class MV-1 Certificates Carryover;

       (viii) on any Distribution Date on or before the last Distribution Date with respect to the Class MV-2 Certificates, to the Class MV-2 Certificates, the Class MV-2 Certificates Carryover;

       (ix) on any Distribution Date on or before the last Distribution Date with respect to the Class BV-1 Certificates, to the Class BV-1 Certificates, the Class BV-1 Certificates Carryover;

       (x) on any Distribution Date on or before the last Distribution Date with respect to the Class BV-1A Certificates, the Class BV-1A Certificates Carryover;

       (xi) to the Class BV-1A Certificates, an amount equal to the Group II Applicable Percentage of the remaining amount, in reduction of the Certificate Principal Balance thereof, until the Class BV-1A Certificate Principal Balance has been reduced to zero; and

       (xii)  the remainder pursuant to Section 3.02(g) hereof.

   (g) On each Distribution Date, the Trustee shall make the following allocations from the Distribution Account of the remainders pursuant to Section 3.02(e)(vii) and (f)(xii) hereof in the following order of priority, and each such allocation shall be made only after the preceding allocations shall have been made until such remainders have been fully allocated:

       (i)    to the Class C Certificates, the Class C Distribution Amount; and

       (ii)   to the Class R Certificates, the remainder.

   (h) On each Distribution Date, the Trustee shall allocate any excess of the Group I Certificate Principal Balance over the Scheduled Principal Balances of Group I to reduce the Certificate Principal Balances of the Group I Subordinated Certificates in the following order of priority:

       (i) to the Class BF-1A Certificates until the Class BF-1A Certificate Principal Balance is reduced to zero;

       (ii) to the Class BF-1 Certificates until the Class BF-1 Certificate Principal Balance is reduced to zero;

       (iii) to the Class MF-2 Certificates until the Class MF-2 Certificate Principal Balance is reduced to zero; and

       (iv) to the Class MF-1 Certificates until the Class MF-1 Certificate Principal Balance is reduced to zero.

   (i) On each Distribution Date, the Trustee shall allocate any excess of the Group II Certificate Principal Balance over the Scheduled Principal Balances of Group II to reduce the Certificate Principal Balances of the Group II Subordinated Certificates in the following order of priority:

       (i) to the Class BV-1A Certificates until the Class BV-1A Certificate Principal Balance is reduced to zero;

       (ii) to the Class BV-1 Certificates until the Class BV-1 Certificate Principal Balance is reduced to zero;

       (iii) to the Class MV-2 Certificates until the Class MV-2 Certificate Principal Balance is reduced to zero; and

       (iv) to the Class MV-1 Certificates until the Class MV-1 Certificate Principal Balance is reduced to zero.

   (j) On each Distribution Date, the Trustee shall allocate an amount equal to the Group I Extra Principal Distribution Amount for such Distribution Date as an increase in the Certificate Principal Balances of the Group I Subordinated Certificates in the following order of priority:

       (i) to the Class MF-1 Certificates in an amount up to the Class MF-1 Unpaid Realized Loss Amount;

       (ii) to the Class MF-2 Certificates in an amount up to the Class MF-2 Unpaid Realized Loss Amount;

       (iii) to the Class BF-1 Certificates in an amount up to the Class BF-1 Unpaid Realized Loss Amount; and

       (iv) to the Class BF-1A Certificates in an amount up to the Class BF-1A Unpaid Realized Loss Amount.

   (k) On each Distribution Date, the Trustee shall allocate an amount equal to the Group II Extra Principal Distribution Amount for such Distribution Date as an increase in the Certificate Principal Balances of the Group II Subordinated Certificates in the following order of priority:

       (i) to the Class MV-1 Certificates in an amount up to the Class MV-1 Unpaid Realized Loss Amount;

       (ii) to the Class MV-2 Certificates in an amount up to the Class MV-2 Unpaid Realized Loss Amount;

       (iii) to the Class BV-1 Certificates in an amount up to the Class BV-1 Unpaid Realized Loss Amount; and

       (iv) to the Class BV-1A Certificates in an amount up to the Class BV-1A Unpaid Realized Loss Amount.

   SECTION 3.03.  REPORTS TO THE DEPOSITOR:

   On or before the Business Day preceding each Distribution Date, based on information provided by the Servicer, the Master Servicer shall notify the Depositor and the Trustee of the following information with respect to the next Distribution Date (which notification may be given by facsimile, or by telephone promptly confirmed in writing):

       (a) the aggregate amount then on deposit in the Asset Proceeds Account and the source thereof (identified as interest, scheduled principal or unscheduled principal);

       (b) the amount of any Realized Losses, Applied Realized Loss Amounts and Unpaid Realized Loss Amounts;

       (c) the application of the amounts described in clauses (a) and (b) on such Distribution Date in accordance with Section 3.02 hereof; and

       (d) whether a Group I or Group II Trigger Event or a Group I or Group II Subordinated Trigger Event has occurred.

   SECTION 3.04.  REPORTS BY MASTER SERVICER.

   (a) On or before the Business Day preceding each Distribution Date, based on information provided by the Servicer, the Master Servicer shall report in writing to the Depositor (in hard copy), each Holder of a Certificate, the Underwriters and the Trustee and their designees (designated in writing to the Master Servicer) and the Rating Agencies:

       (i) with respect to each Class of Certificates (other than Class C and Class R) (based on a Certificate in the original principal amount of $1,000):

              (a)  the amount of the distributions on such Distribution Date;

              (b)  the amount of such distribution allocable to interest;

              (c) the amount of such distributions allocable to principal, separately identifying the aggregate amount of any prepayments, Substitution Shortfalls, repurchase amounts pursuant to Section 2.03 of the Standard Terms or other recoveries of principal included therein, any Group I or Group II Extra Principal Distribution Amount and any Class MF-1, Class MF-2, Class BF-1, Class BF-1A, Class MV-1, Class MV-2, Class BV-1 and Class BV-1A Applied Realized Loss Amount with respect to, and any Class MF-1, Class MF-2, Class BF-1, Class BF-1A, Class MV-1, Class MV-2, Class BV-1 and Class BV-1A Unpaid Realized Loss Amount at, such Distribution Date;

              (d) the principal balance after giving effect to any distribution allocable to principal; and

              (e) any Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class MF-1, Class MF-2, Class BF-1 and Class BF-1A Interest Carry Forward Amount, any Class AV-1, Class MV-1, Class MV-2, Class BV-1 and Class BV-1A Interest Carry Forward Amount or any Class AV-1, Class MV-1, Class MV-2, Class BV-1 and Class BV-1A Certificates Carryover ;

       (ii)   the Group I Net Rate and the Group II Net Rate;

       (iii) the Realized Losses for Group I and Group II for the period and since the Cut-Off Date;

       (iv)   the largest Mortgage Loan balance outstanding in each Group;

       (v)    the Servicing Fees and Master Servicing Fees allocable to each
   Group;

       (vi)   One-Month LIBOR on the most recent Interest Determination Date;
   and

       (vii) the Pass-Through Rates for the Group II Certificates for the current Accrual Period and, if the Pass-Through Rates for any Class of the Group I Certificates for the current Accrual Period is based on the Group I Net Rate, the Pass-Through Rates for the Group I Certificates with respect to which the Group I Net Rate applies.

   (b) On each Distribution Date, based on information provided by the Servicer, the Master Servicer will distribute to the Depositor, each Holder, the Underwriters, the Rating Agencies and the Trustee, together with the information described in subsection (a) preceding, the following information with respect to each Mortgage Loan Group in hard copy:

       (i) the number and aggregate principal balances of Mortgage Loans in each Group (a) 30-59 days Delinquent, (b) 60-89 days Delinquent and (c) 90 or more days Delinquent, as of the close of business as of the end of the related prepayment period;

       (ii) the percentage that each of the Scheduled Principal Balances set forth pursuant to clauses (a), (b) and (c) of paragraph (i) above represent with respect to all Mortgage Loans in each Group;

       (iii) the number and Scheduled Principal Balance of all Mortgage Loans in each Group in foreclosure proceedings as of the close of business as of the end of the related Prepayment Period and in the immediately preceding Prepayment Period;

       (iv) the number of Mortgagors and the Scheduled Principal Balances of Mortgage Loans in each Group involved in bankruptcy proceedings as of the close of business as of the end of the related Prepayment Period;

       (v) the aggregate number and aggregate book value of any REO Property in each Group as of the close of business as of the end of the related Prepayment Period; and

       (vi) the number and amount by principal balance of 60+ Day Delinquent Loans in each Group, in each case by Servicer and as of the end of the related Prepayment Period.

   (c) All allocations made by the Trustee shall be based on information the Trustee receives from the Master Servicer which the Trustee shall be protected in relying on.

   (d) At the request of any Holder of any Private Certificate and a prospective purchaser of a Private Certificate designated by any such Holder, the Master Servicer on behalf of the Depositor will furnish to such persons a copy of the Confidential Private Placement Memorandum, prepared by the Depositor with respect to the private offering of such Certificates and copies of the reports required to be furnished to Certificateholders pursuant to Section 3.04 hereof for the preceding two years (or such shorter period commencing May 1, 1999) pursuant to Section 5.05 of the Standard Terms.


                                  ARTICLE IV

                               THE CERTIFICATES

   SECTION 4.01.  THE CERTIFICATES.

   The Certificates shall be designated generally as the Mortgage Loan Asset Backed Certificates, Series 1999-2. The aggregate principal amount of Certificates that may be executed and delivered under this Agreement is limited to $474,049,600, except for Certificates executed and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Certificates pursuant to Sections 5.04 or 5.06 of the Standard Terms. The following table sets forth the Classes of Certificates and the initial Certificate Principal Balance for each such Class:

                                    INITIAL CERTIFICATE
               CLASS                PRINCIPAL BALANCE
               AF-1                    $ 80,000,000
               AF-2                    $ 33,000,000
               AF-3                    $ 36,000,000
               AF-4                    $ 27,000,000
               AF-5                    $ 16,713,000
               AF-6                    $ 21,412,800
               MF-1                    $ 12,449,000
               MF-2                    $  9,337,000
               BF-1                    $  8,092,000
               BF-1A                   $  4,980,000
               AV-1                    $177,840,800
               MV-1                    $ 16,884,000
               MV-2                    $ 14,070,000
               BV-1                    $  9,567,000
               BV-1A                   $  6,704,000
               C                                 (1)
               R                                 (2)

_____________________

/(1)/ The Class C Certificates have no stated principal balance or Pass-Through Rate and are entitled to receive the Class C Distribution Amount.

/(2)/ The Class R Certificates have no stated principal balance or Pass-Through Rate and are not entitled to any scheduled distributions of principal or interest.

   SECTION 4.02.  DENOMINATIONS.

   The Book-Entry Certificates shall be registered as one or more certificates in the name of the Clearing Agency or its nominee. Beneficial interests in the Book-Entry Certificates shall be held by the Beneficial Owners thereof through the book-entry facilities of the Clearing Agency as described herein, in minimum denominations of $1,000 and integral multiples of $1,000 in excess thereof in the case of the Public Certificates and in denominations of $250,000 and integral multiples of $1,000 in excess thereof in the case of the Private Certificates. So long as the Private Certificates are Book-Entry Certificates, each Person which becomes a Beneficial Owner of Private Certificates will be deemed to make the representations and agreements set forth in the form of Rule 144A Agreement-QIB Certification attached as Exhibit D to the Standard Terms, and to indemnify the Depositor, the Trustee and the Master Servicer against any liability that may result if any transfer of a Private Certificate by such person is not exempt from registration under the Securities Act and all applicable state securities laws or is not made in accordance with such federal and state laws. The Class C and Class R Certificates shall be issued in certificated, fully-registered form in minimum Percentage Interests of 25% and integral multiples of 1% in excess thereof, except that two Class R Certificates may be issued in different denominations.

                                   ARTICLE V

                           MISCELLANEOUS PROVISIONS

   SECTION 5.01.  REQUEST FOR OPINIONS.

   (a) The Depositor and the Master Servicer hereby request and authorize McGuire, Woods, Battle & Boothe LLP, as their counsel in this transaction, to issue on behalf of the Depositor and the Master Servicer such legal opinions to the Trustee and each Rating Agency as may be (i) required by any and all documents, certificates or agreements executed in connection with the Trust or
(ii) requested by the Trustee, any Rating Agency or their respective counsels.

   (b) The Trustee hereby requests and authorizes its counsel to issue on behalf of the Trustee such legal opinions to the Depositor, the Master Servicer, and each Rating Agency as may be required by any and all documents, certificates or agreements executed in connection with the establishment of the Trust and the issuance of the Certificates.

     SECTION 5.02.  FORM OF CERTIFICATES; SCHEDULES AND EXHIBITS; GOVERNING LAW.

     (a) The Certificates shall be substantially in the respective forms set forth in the Exhibits hereto. All Certificates shall be dated the date of their execution.

     (b) Each of the Schedules and Exhibits attached hereto or referenced herein is incorporated herein by reference as contemplated by the Standard Terms.

     (c) In accordance with Section 11.04 of the Standard Terms, this Agreement shall be construed in accordance with and governed by the laws of the State, without regard to any conflicts of laws principles thereof.

     (d) Notwithstanding Section 5.05(a) of the Standard Terms, Class C and Class R Certificates shall only be transferable to an affiliate of the Depositor or a Qualified Institutional Buyer.

     SECTION 5.03.  REMIC ADMINISTRATION.
     (a) Pooling REMIC. (i) The beneficial ownership of the Pooling REMIC shall be evidenced by interests having the following terms:


                                                                                   Type of Interest
             Pooling Interest         Initial Subaccount       Pass-Through        For Purposes of
                Designation                Balance                 Rate            REMIC Provisions
                  Group I
          Subaccount AF-1                   $ 80,000,000            (1)               Regular
          Subaccount AF-2                   $ 33,000,000            (1)               Regular
          Subaccount AF-3                   $ 36,000,000            (1)               Regular
          Subaccount AF-4                   $ 27,000,000            (1)               Regular
          Subaccount AF-5                   $ 16,713,000            (1)               Regular
          Subaccount AF-6                   $ 21,412,800            (1)               Regular
          Subaccount MF-1                   $ 12,449,000            (1)               Regular
          Subaccount MF-2                   $  9,337,000            (1)               Regular
          Subaccount BF-1                   $  8,092,000            (1)               Regular
          Subaccount BF-1A                  $  4,980,000            (1)               Regular
                  Group II
          Subaccount AV-1                   $177,840,800            (2)               Regular
          Subaccount MV-1                   $ 16,884,000            (2)               Regular
          Subaccount MV-2                   $ 14,070,000            (2)               Regular
          Subaccount BV-1                   $  9,567,000            (2)               Regular
          Subaccount BV-1A                  $  6,704,000            (2)               Regular
          Subaccount R                          (3)                 (3)               Residual

       (1) On any Distribution Date, the Group I Net Rate.

       (2) On any Distribution Date, the Group II Net Rate.

       (3) Subaccount R is not issued with a Balance or a Pass-Through Rate.

           (ii) Subaccount R is the residual interest in the Pooling REMIC and shall be issued in fully registered certificate form as part of the Class R Certificate. All other Subaccounts shall be deemed issued as non-certificated interests and shall constitute assets of the Issuing REMIC.

           (iii) The assets of the Pooling REMIC are the Mortgage Loans and the Asset Proceeds Account.

           (iv) On each Distribution Date, amounts in the Asset Proceeds Account will be distributed as provided in Section 3.01 hereof.

     (b) Issuing REMIC. (i) The beneficial ownership of the Issuing REMIC shall be evidenced as set forth in Section 4.01 hereof; the Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class MF-1, Class MF-2, Class BF-1, Class BF-1A, Class AV-1, Class MV-1, Class MV-2, Class BV-1 and Class BV-1A Certificates and each of the separate interest-only rights making up the Class C Distribution Amount are Regular Interests in the Issuing REMIC. The Class R Certificates are the residual interest in the Issuing REMIC.

           (ii) The assets of the Issuing REMIC are the Subaccounts in the Pooling REMIC other than Subaccount R and the Distribution Account.

           (iii) On each Distribution Date, amounts in the Distribution Account will be distributed as provided in Section 3.02 hereof.

     (c)   General.

           (i) The Closing Date is designated as the "start up" day of the Pooling REMIC and Issuing REMIC.

           (ii) The Trustee shall make elections to treat the Pooling REMIC and the Issuing REMIC as REMICs under the Code.

     (d) The "latest possible maturity date" for purposes of the REMIC regulations and each REMIC established hereby is May 25, 2032.

     SECTION 5.04.  OPTIONAL TERMINATION.

     (a) On any Master Servicer Remittance Date on or after the Initial Optional Termination Date, the Master Servicer may determine to purchase and may cause the purchase from the Trust of all (but not fewer than all) Mortgage Loans and all property theretofore acquired in respect of any Mortgage Loan by foreclosure, deed in lieu of foreclosure, or otherwise then remaining in the Trust Estate at a price equal to 100% of the aggregate Scheduled Principal Balances of the Mortgage Loans (including any REO Property) as of the day of purchase minus amounts remitted from the Master Servicer Custodial Account to the Asset Proceeds Account representing collections of principal on the Mortgage Loans during the current Remittance Period, plus one month's interest on such amount, plus in all cases all accrued and unpaid Servicing Fees and Master Servicing Fees plus the aggregate amount of any unreimbursed Advances and any Advances which the Servicer or the Master Servicer has theretofore failed to remit; but in any event such purchase amount shall be sufficient to retire all Group I and Group II Certificates in full. In connection with such purchase, the Master Servicer shall remit to the Trustee all amounts then on deposit in the Master Servicer Custodial Account for deposit to the Asset Proceeds Account, which deposit shall be deemed to have occurred immediately preceding such purchase.

     (b) The Master Servicer shall direct the Trustee to adopt and the Trustee shall adopt, as to each REMIC, a plan of complete liquidation as contemplated by
Section 860F(a)(4) of the Code and as prepared by the Master Servicer, and shall provide to the Trustee an Opinion of Counsel experienced in federal income tax matters acceptable to the Trustee to the effect that such purchase and liquidation constitutes, as to each REMIC, a Qualified Liquidation. In addition, the Master Servicer shall provide to the Trustee an Opinion of Counsel acceptable to the Trustee to the effect that such purchase and liquidation does not constitute a preference payment pursuant to the United States Bankruptcy Code.

     (c) Promptly following any purchase described in this Section 5.04, the Trustee will release the Trustee Mortgage Loan File to the Master Servicer or otherwise upon its order.

     SECTION 5.05.  MASTER SERVICER; CERTIFICATE REGISTRAR AND PAYING AGENT

     (a) Saxon Mortgage, Inc. is hereby appointed as Master Servicer hereunder.

     (b) Chase Bank of Texas, National Association is hereby appointed as Certificate Registrar and Paying Agent.

     IN WITNESS WHEREOF, the Depositor, the Master Servicer and the Trustee have caused this Agreement to be duly executed by their respective officers thereunto duly authorized and their respective signatures duly attested all as of May 1, 1999.

                         SAXON ASSET SECURITIES COMPANY


                         BY:   /s/ Bradley D. Adams
                               ------------------------------------
                               BRADLEY D. ADAMS, VICE PRESIDENT


                         SAXON MORTGAGE, INC.

                               AS MASTER SERVICER




                         BY:   /s/ Michael L. Sawyer
                               ------------------------------------
                               MICHAEL L. SAWYER, PRESIDENT





                         CHASE BANK OF TEXAS, NATIONAL ASSOCIATION

                               AS TRUSTEE



                         BY:   /s/ Lila R. Garlin
                               ------------------------------------
                               LILA R. GARLIN, VICE PRESIDENT

COMMONWEALTH OF VIRGINIA    )

                            ) ss.:

COUNTY OF HENRICO           )


     The foregoing instrument was acknowledged before me May __, 1999, by Bradley D. Adams, a Vice President of Saxon Asset Securities Company, a Virginia corporation, on behalf of the corporation.


                         ___________________________________________
                         Notary Public


My Commission expires:  ____________

COMMONWEALTH OF VIRGINIA    )

                            ) ss.:

COUNTY OF HENRICO           )


     The foregoing instrument was acknowledged before me on May __, 1999, by Michael L. Sawyer, President of Saxon Mortgage, Inc., a Virginia corporation, on behalf of the corporation.


                            ___________________________________
                            Notary Public


My Commission expires:  _____________

CITY OF RICHMOND            )

                            ) ss.:

COMMONWEALTH OF VIRGINIA    )


     The foregoing instrument was acknowledged before me May __, 1999, by Lila
R. Garlin, a Vice President of Chase Bank of Texas, National Association, a national banking association, on behalf of the bank.



                            ____________________________________
                            Notary Public


My Commission expires:  ______________

                                  Schedule I

                                Mortgage Loans
                                --------------



     A.   Group I Mortgage Loans.

     B.   Group II Mortgage Loans.

                                  Schedule II

                                Sales Agreement
                                ---------------

                                 Schedule III

           Mortgage Loans for which first payment to the Trust will
           --------------------------------------------------------

                           be after __________, 1999
                           -------------------------